As filed with the Securities and Exchange Commission on November 8, 2004

Securities Act File No. 333-119457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☑ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDSSM

(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257

(Area Code and Telephone Number)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq. Thomas A. DeCapo, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522	Sarah E. Cogan, Esq. Cynthia G. Cobden, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3954	Gregory D. Sheehan, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624

Approximate Date of Proposed Public Offering:    As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Investor A, B, C and Institutional shares, each with a par value of $0.001 per share, of the BlackRock Select Equity Portfolio, a series of the registrant. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered on Form N-1A (Registration No. 811-05742) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of State Street Research Large-Cap Analyst Fund.

2.	Questions and Answers to Shareholders of State Street Research Large-Cap Analyst Fund.

3.	Notice of Special Meeting of Shareholders of State Street Research Large-Cap Analyst Fund.

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of State Street Research Large-Cap Analyst Fund, a series of State Street Research Securities Trust, into the BlackRock Select Equity Portfolio, a series of BlackRock Funds.

5.	Statement of Additional Information regarding the proposed Reorganization of State Street Research Large-Cap Analyst Fund into the BlackRock Select Equity Portfolio.

6.	Part C Information

7.	Exhibits

STATE STREET RESEARCH FUNDS

One Financial Center

Boston, Massachusetts 02111

November 10, 2004

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of the State Street Research Large-Cap Analyst Fund (the “SSR Fund”), a series of the State Street Research Securities Trust, to be held on December 27, 2004. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your fund.

As you know, the SSR Fund is advised by State Street Research & Management Company (“SSRM”). The proposal you will be asked to consider at the meeting arises from the fact that SSRM’s parent company, MetLife, Inc.®, announced on August 26, 2004 that it agreed to sell SSRM to BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the U.S. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the SSR Fund into the BlackRock Select Equity Portfolio (the “BlackRock Fund”) of BlackRock Funds, a fund with an investment objective and investment policies similar to those of your fund. This proposed Reorganization is part of the effort to consolidate State Street Research mutual funds with comparable Black Rock mutual funds. The State Street Research and BlackRock investment management organizations have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the SSR Fund will not bear such costs of the Reorganization.

The Board of Trustees of the State Street Research Securities Trust believes the transaction is in the best interests of the SSR Fund and its shareholders, and unanimously recommends that you vote “FOR” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

•	By calling us toll-free at 1-877-456-6399;

•	By visiting our website at www.ssrfunds.com;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Richard S. Davis

Chairman of the Board, President and Chief Executive Officer

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:	You are being asked to approve a reorganization (the “Reorganization”) of State Street Research Large-Cap Analyst Fund (the “SSR Fund”) into BlackRock Select Equity Portfolio (the “BlackRock Fund”), a fund that pursues an investment objective and investment strategy similar to that of the SSR Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the SSR Fund will be dissolved. Holders of BlackRock Fund Investor A, B and C shares will have exchange privileges among the BlackRock funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Select Equity Portfolio.

The Reorganization arises out of BlackRock’s agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund, from MetLife, Inc.® (“MetLife”). The Reorganization is part of a larger initiative to consolidate the funds for which SSRM acts as investment adviser with comparable funds for which BlackRock Advisors, Inc. (“BlackRock Advisors”) serves as investment adviser.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management at September 30, 2004. BlackRock is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q:	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A:	After careful consideration, the Board of Trustees of the State Street Research Securities Trust (the “SSR Trust Board”) has determined that the proposed Reorganization will benefit the shareholders of the SSR Fund and recommends that you cast your vote “FOR” the proposed Reorganization. The SSR Trust Board anticipates that shareholders of the SSR Fund will benefit from (i) the similarities between the investment objectives and policies of the BlackRock Fund and the SSR Fund, (ii) the fact that BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level no greater than that of the SSR Fund until February 1, 2007, (iii) the combined fund having access to significantly more investment professionals and related resources, and (iv) the same level of services they currently receive, including the current call center for at least on year, in addition to a broader array of options offered by a larger fund family.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming shareholders of the SSR Fund approve the proposed Reorganization, the assets and certain stated liabilities of the SSR Fund will be combined with those of the BlackRock Fund, an account will be set up in your name at BlackRock funds and you will receive shares of the BlackRock Fund. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization.

Q:	WHO WILL ADVISE THE BLACKROCK FUND ONCE THE REORGANIZATION IS COMPLETED?

A:	BlackRock Advisors and its portfolio managers and affiliates that run the day-to-day operation of the BlackRock funds will manage your fund.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:	You will pay no sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased the shares from the SSR Fund or (ii) you purchased your shares of any other State Street Research fund and subsequently exchanged them for shares of the SSR Fund.

Q:	HOW DO OPERATING EXPENSES PAID BY THE BLACKROCK FUND COMPARE TO THOSE PAYABLE BY THE SSR FUND?

A:	Following the Reorganization, the BlackRock Fund’s contracted combined advisory, administration and 12b-1 fees will be higher than those of your fund, however, BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than to that of the SSR Fund for the year ended March 31, 2004, until February 1, 2007.

Q:	WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE BLACKROCK FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or similar class of shares of the BlackRock Fund. Holders of the Class B shares will receive the BlackRock Fund Investor A shares. The value of the shares you receive in the Reorganization will be equal to the value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the SSR Fund, it is not necessary to surrender such certificates.

Q:	WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A:	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, your fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for the shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of the shares of the BlackRock Fund in connection with the Reorganization.

Q:	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable contingent deferred sales charges will be applied.

Q:	HOW DO I VOTE MY PROXY?

A:	You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote online or via telephone, please have the voting form in hand and call the number or go to the website address on the enclosed form and follow the instructions.

Q:	WHEN WILL THE REORGANIZATION OCCUR?

A:	If approved by shareholders, the Reorganization is expected to occur in early 2005 contemporaneously with BlackRock’s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. The Reorganization will not take place in the event that for any reason BlackRock does not acquire SSRM Holdings, Inc.

Q:	WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:	You can contact your financial adviser for further information. You may also call 1-87-SSR-FUNDS (1-877-773-8637) or visit our website at www.ssrfunds.com where you can send us an e-mail message by selecting “Contact Us.”

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

STATE STREET RESEARCH LARGE-CAP ANALYST FUND

A SERIES OF

STATE STREET RESEARCH SECURITIES TRUST

One Financial Center

Boston, Massachusetts 02111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 27, 2004

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of the State Street Research Large-Cap Analyst Fund (the “SSR Fund”), a series of State Street Research Securities Trust (the “SSR Trust”), will be held on December 27, 2004 at 4:00 p.m., Eastern time, at the offices of the SSR Trust at One Financial Center, Boston, Massachusetts 02111, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock Select Equity Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the SSR Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the SSR Trust has fixed the close of business on October 29, 2004 as the record date for determination of shareholders of the SSR Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN DECEMBER 24, 2004. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE SSR FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 TO 6 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of the Board of Trustees

Richard S. Davis

Chairman of the Board, President and

Chief Executive Officer

November 10, 2004

Date of Notice

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK SELECT EQUITY PORTFOLIO

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, Delaware 19809

(888) 825-2257

STATE STREET RESEARCH LARGE-CAP ANALYST FUND

One Financial Center

Boston, Massachusetts 02111

(877) 773-8637

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of State Street Research Large-Cap Analyst Fund (the “SSR Fund”). A special meeting of shareholders of the SSR Fund (the “Special Meeting”) will be held at the offices of the SSR Fund at One Financial Center, Boston, Massachusetts 02111 on December 27, 2004 at 4:00 p.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the SSR Fund at the close of business on October 29, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the SSR Fund on or about November 10, 2004. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the State Street Research Securities Trust (the “SSR Trust”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock Select Equity Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the SSR Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of each of the SSR Trust and the BlackRock Fund has approved a reorganization (the “Reorganization”) by which the SSR Fund, a separate series of the SSR Trust, an open-end investment company, would be reorganized into the BlackRock Fund, a separate series of BlackRock Funds, an open-end investment company. The BlackRock Fund has an investment objective and investment policies and practices similar to those of the SSR Fund. The Reorganization arises out of BlackRock, Inc.’s (“BlackRock”) recent agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund from MetLife, Inc.® (“MetLife”). The SSR Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

If the SSR Fund shareholders approve the Reorganization, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the SSR Fund in an amount equal to the net asset value of the outstanding shares of the SSR Fund. Immediately thereafter, the SSR Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the SSR Fund will be dissolved. When the Reorganization is complete, SSR Fund shareholders will hold shares of the BlackRock Fund. The value of the BlackRock Fund shares received in the Reorganization will equal the value of the SSR Fund shares held immediately prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of BlackRock Funds, a registered open-end investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the SSR Fund should know before voting on the Reorganization and constitutes an offering of the Investor A, B, C and Institutional shares of the BlackRock Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 10, 2004 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A Prospectus (the “BlackRock Fund Prospectus”) and Statement of Additional Information containing additional information about the BlackRock Fund, each dated January 28, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the BlackRock Fund Prospectus, which also includes information about other BlackRock funds, accompanies this Combined Prospectus/Proxy Statement. A Prospectus and Statement of Additional Information containing additional information about the SSR Fund, each dated June 1, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Select Equity Portfolio	State Street Research Large-Cap Analyst Fund
Bellevue Park Corporate Center	One Financial Center
100 Bellevue Parkway	Boston, Massachusetts 02111
Wilmington, Delaware 19809	(877) 773-8637
(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC Boston District—District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Board of Trustees of the SSR Trust knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Proxy Statement is November 10, 2004.

MANNER OF VOTING PROXIES

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy form or by submitting a Proxy by telephone or over the Internet), the shares of the SSR Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Board of Trustees of the SSR Trust (the “SSR Trust Board”) does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of 30% of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the SSR Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the SSR Fund, be treated as shares which are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. The SSR Fund reserves discretion to count broker “non-votes” as present based on specific instructions from a broker or nominee. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power. For these reasons, abstentions and broker “non-votes” could assist the SSR Fund in obtaining a quorum but would have the same effect as votes “AGAINST” the Reorganization.

A shareholder may vote:

•	by telephone;

•	through fully automated touch-tone voting; or

•	verbally, with a telephone representative;

•	over the Internet;

•	by mail; or

•	in person at the Special Meeting.

BY TELEPHONE

There are two convenient methods to vote by using the telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy form. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal. Telephone calls will be recorded.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS (1-877-773-8637) toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

BY MAIL

To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

Shareholders voting their proxies by telephone or over the Internet need not return their proxy forms by mail.

A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Inc. (“PFPC”), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Special Meeting and voting his or her shares in person.

The SSR Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the State Street Research and BlackRock investment management organizations. The cost for PFPC services in connection with combinations of the SSR funds with certain BlackRock funds is not expected to exceed $1.4 million. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the SSR Fund. Representatives of State Street Research Investment Services, Inc. and other representatives of the SSR Trust may also solicit proxies. Questions about the proposal should be directed to State Street Research Investment Services, Inc. at 1-87-SSR-FUNDS (1-877-773-8637), One Financial Center, Boston, Massachusetts 02111.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The BlackRock Fund and the SSR Fund are both series of open-end management investment companies registered with the SEC and organized as business trusts under the laws of the Commonwealth of Massachusetts. The investment objective of the SSR Fund is to seek to provide long-term growth of capital. The BlackRock Fund’s investment objective is to seek long-term capital appreciation. Each Fund publicly offers its shares on a continuous basis and shares may be purchased through each Fund’s distributor, State Street Research Investment Services, Inc. or BlackRock Distributors, Inc., respectively, and numerous financial intermediaries. Shareholders of each Fund have the right to exchange their shares (other than holders of Institutional shares) with other funds managed by the same adviser, respectively, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice.

The Proposed Reorganization

The SSR Trust Board, including the Trustees who are not “interested persons” of the SSR Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Additionally, the Board of Trustees of BlackRock Funds has unanimously approved the Reorganization Agreement. Subject to the SSR Fund shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all the assets and certain stated liabilities of the SSR Fund to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund;

•	the distribution of such shares to SSR Fund shareholders; and

•	the dissolution of the SSR Fund.

If the proposed Reorganization is completed, SSR Fund shareholders would hold shares of the BlackRock Fund with an aggregate value equal to the aggregate value of SSR Fund shares owned immediately prior to the Reorganization. SSRM is the investment adviser to the SSR Fund. BlackRock Advisors is the investment adviser to the BlackRock Fund.

Background and Reasons for the Proposed Reorganization

On August 25, 2004, BlackRock entered into an agreement with MetLife to acquire SSRM Holdings, Inc., the parent of SSRM. Under the terms of the transaction, MetLife will receive at closing $325 million in cash and $50 million of shares of common stock of BlackRock. Additional cash consideration, which could increase the purchase price by up to 25%, may be paid over five years, contingent on certain measures. Closing is expected in early 2005 pending required regulatory and shareholder approvals and satisfaction of other customary closing conditions. In connection with the transaction, BlackRock and MetLife have agreed to enter into a cooperation agreement at closing to enhance and expand the products and services provided to clients of SSRM, MetLife and BlackRock. In connection with the BlackRock/SSRM transaction, it is proposed that most of the SSR funds, including the SSR Fund, will be combined with certain BlackRock funds, subject in each case to approval by the shareholders of the relevant SSR fund. The proposed Reorganization contemplates that the SSR Fund and the State Street Research Investment Trust will each merge into the BlackRock Fund, however, neither merger is contingent upon the consummation of the other.

In approving the Reorganization Agreement, the SSR Trust Board, including its independent trustees, determined that participation in the Reorganization is in the best interests of the SSR Fund and its shareholders and that the interests of the shareholders of the SSR Fund will not be diluted as a result of the Reorganization. Before reaching these conclusions, the SSR Trust Board and the independent trustees engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the SSR Trust Board held a special meeting on August 23, 2004 to meet with senior executives of BlackRock, SSRM and MetLife to review the proposed transactions. At that meeting, the independent trustees created a subcommittee to conduct due diligence, including an examination of the proposal and the qualifications and resources of BlackRock. The activities of the subcommittee included meeting with executives and investment professionals of BlackRock and SSRM and on-site due diligence at the offices of BlackRock in New York City. Finally, on September 21, 22 and 28, 2004 the entire SSR Trust Board held additional special meetings at which the Reorganization was approved.

The factors considered by the SSR Trust Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expense ratios for the combined fund that are no greater than that of the SSR Fund for the year ended March 31, 2004, subject to limited exceptions for Class B shares described below under “Current and Pro Forma Operating Expenses.”

•	The combined BlackRock and SSRM organizations will have significantly more investment professionals and related resources than either organization possesses individually.

•	The composition of the investment team that will manage the combined fund, such team’s investment style and strategies (as described below under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies”), and broad information about performance, including in particular the performance record of such team since it assumed responsibility for portfolio management of their respective funds. (See “Management of the Funds.”)

•	Shareholders will have substantially the same services available, including the current call center, and will have access to a larger fund family with a broader array of options.

•	The costs associated with the Reorganization will be absorbed by BlackRock and SSRM and not borne by shareholders.

•	BlackRock has a strong commitment to and record of compliance.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the SSR Trust Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the SSR Trust Board may be required to liquidate the SSR Fund. Any such liquidation will not be tax-free for shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the SSR Fund, BlackRock Fund, nor their respective shareholders, will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the SSR Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the SSR Fund are sold by the SSR Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any gains will be distributed to the SSR Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

COMPARISON OF THE SSR FUND

AND THE BLACKROCK FUND

Investment Objectives and Principal Investment Strategies

Investment Objectives. As its investment objective, the SSR Fund seeks to provide long-term growth of capital. The BlackRock Fund’s investment objective is to seek long-term capital appreciation. The SSR Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of such Fund’s outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund’s investment objective may be changed by its Board of Trustees without shareholder approval upon 30 days’ notice. The combined fund will pursue the BlackRock Fund’s investment objective, which is similar to the existing SSR Fund’s investment objective. The SSR Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expense from the sale of securities held by the SSR Fund that are incompatible with the investment objective of the BlackRock Fund. The combined portfolio will be named the BlackRock Investment Trust Portfolio.

Principal Investment Strategies. The SSR Fund seeks to achieve its investment objective by investing at least 80% of net assets in large-capitalization stocks and convertible securities of U.S. and foreign companies. The SSR Fund considers large-capitalization companies to be those with market capitalizations within the range of companies included in the Russell 1000® Index. The SSR Fund invests in companies that appear to offer potential for long-term growth. Rather than trying to anticipate which sectors of the market will have the best performance, the SSR Fund seeks to add value by identifying the most promising securities within each sector. While the SSR Fund’s sector weightings are expected to approximate those of the Russell 1000, the particular stocks owned by the SSR Fund will not mirror the index. In selecting stocks, the portfolio manager follows an approach that emphasizes the role of its in-house research analysts. While the portfolio management team has primary responsibility for day-to-day management of the Fund, it delegates responsibility for stock selection to research.

Each analyst manages a distinct sub-portfolio incorporating the industries they cover and is responsible for understanding the dynamics of their industries, for developing the most appropriate buy and sell disciplines for each industry and for selecting securities in their sub-portfolio. Within each sector, relevant industry analysts evaluate the relative attractiveness of industries and reach a consensus decision on how to allocate to the SSR Fund accordingly.

The BlackRock Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities. In pursuit of this goal, the portfolio management team uses the S&P 500® Index as a benchmark. The portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large- and medium-capitalization companies. Using a multi-factor model, the portfolio team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the management team selects stocks, together with their appropriate weightings, that it believes will maximize the Fund’s return per unit of risk. The BlackRock Fund seeks to maintain the market capitalization, sector allocations and style characteristics of the BlackRock Fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the portfolio management team rebalances the portfolio regularly. The portfolio management team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

The BlackRock Fund management team may, when consistent with the BlackRock Fund’s investment goal, buy or sell options or futures on a security or an index of securities (collectively, commonly known as derivatives). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The combined fund’s principal investment strategy will be similar to that of the BlackRock Fund.

What the Funds have in common. The Funds share similar investment objectives and seek to maintain sector allocations similar to those of their respective benchmarks. In pursuing their objective, both Funds invest at least 80% of their net assets primarily in a diverse portfolio of large-capitalization stocks. As of March 31, 2004, the weighted average market capitalizations of the SSR Fund and the BlackRock Fund were approximately $72.3 billion and $81.9 billion, respectively. Each Fund also has the flexibility to invest up to 20% of their net assets in other securities, including money markets and derivatives, as warranted by market conditions.

Primary differences between the Funds. While both Funds invest primarily in large-capitalization stocks, they have different benchmarks: the Russell 1000 Index for the SSR Fund, versus the S&P 500 Index for the BlackRock Fund.

Though both Funds are actively managed, they use unique criteria to identify promising stocks. The SSR Fund looks at fundamental business prospects to identify stocks that have long-term growth potential. The BlackRock Fund uses a multi-factor quantitative model to identify stocks with rising earnings expectations that sell at low relative valuations, then selects stocks from this universe that it believes offer the maximum return per unit of risk. The BlackRock Fund rebalances the portfolio regularly, selling a stock when it no longer offers an appropriate risk/return trade-off. The combined fund will use the S&P 500 as its benchmark, which is similar to the Russell 1000 Index with respect to providing a broad exposure to the U.S. equity market. Despite the similarities in the benchmarks there will be some changes in sector weights, since the combined fund will seek to hold securities that, in the aggregate, more closely resemble the market capitalization, sector allocations, and style characteristics of the S&P 500 Index.

The SSR Fund has greater flexibility with regard to its investable universe. It must invest at least 80% of its net assets in large-capitalization stocks and convertible securities of U.S. and foreign companies, while the BlackRock Fund must invest at least 80% of its net assets in large-capitalization stocks and convertible securities of U.S. companies. The combined fund will not have a significant change in portfolio composition as a result of adopting the BlackRock Fund’s guidelines. While the BlackRock Fund and the SSR Fund use different guidelines to define permissible investments and have different restrictions on non-U.S. investments, it is not anticipated that either of these differences will result in significant portfolio turnover in the combined fund.

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Principal and Other Investment Risks

Because of the similar investment objectives, policies and practices, the SSR Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the SSR Fund and the BlackRock Fund.

Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stock and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market.

While each Fund’s portfolio managers choose stocks they believe to have rising earnings expectations and good relative valuations, there is no guarantee that the investments will increase in value or that they will not decline. In addition, if the multi-factor model used by the portfolio management team fails to accurately predict which stocks will perform well, Fund performance will suffer.

Each Fund’s use of derivatives may reduce a Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a Fund’s use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Under certain market conditions the BlackRock Fund and the SSR Fund could experience higher than normal portfolio turnover. Higher than normal portfolio turnover may result in increased transaction, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect fund performance on both a pre-tax and after-tax basis.

In addition, there are particular risks associated with investing in companies of a certain size. Larger, more established companies are generally not nimble, and may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Because some of the companies the combined fund may invest in are foreign companies, or are companies that conduct business internationally, there may also be risks associated with international investing.

Management of the Funds

BlackRock Fund. BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serves as the adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc.

The BlackRock Fund is managed by a team of investment professionals at BlackRock Advisors, including the following individuals who have day-to-day responsibility: David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director at BlackRock Advisors. Mr. Byrket and Mr. Herrmann have managed BlackRock’s Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, Select Equity Portfolio and the equity portion of BlackRock’s Balanced Portfolio, as well as institutional accounts at BlackRock, since March 2003. Prior to joining BlackRock in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck, and Greer, LLC, where they were responsible for managing quantitative equity portfolios for institutional and high net worth accounts and mutual funds since 1996.

SSR Fund. SSRM, with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the SSR Fund. The firm traces its heritage back to 1924 and the founding of one of America’s first mutual funds. SSRM is responsible for the SSR Fund’s investment and business activities, and receives the management fee as compensation. SSRM is a subsidiary of MetLife.

The SSR Fund is managed by a portfolio management team led by Denis J. Walsh, III, CFA. Mr. Walsh, a managing director, joined SSRM in 1999. During the past five years he has also served as a senior equity research analyst at Fleet Investment Advisors. The portfolio management team oversees the management of the SSR Fund, determines overall industry allocations within sectors in consultation with research analysts and monitors portfolio risk controls for the SSR Fund’s portfolio. Research analysts are responsible for individual securities selection within various sectors of the fund’s portfolio.

Combined Fund. Following the Reorganization the combined fund will be managed by BlackRock Advisors, including the following individuals who have day-to-day responsibility: David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director at BlackRock Advisors.

Investment Advisory Agreements

BlackRock Fund. BlackRock Advisors renders advisory services to nearly all of the portfolios of BlackRock Funds. Various BlackRock subsidiaries provide sub-advisory services for many of the portfolios of BlackRock Funds, not including the BlackRock Fund. The investment advisory agreement with BlackRock Advisors and the other advisory and sub-advisory agreements with the BlackRock funds are collectively referred to as the “BlackRock Advisory Agreement.”

The BlackRock Advisory Agreement was most recently approved by the BlackRock Fund’s Board of Trustees at an in-person meeting of the Board held on February 10, 2004, including a majority of the BlackRock Fund Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the BlackRock Advisory Agreement, the BlackRock Fund Trustees met with the relevant investment advisory personnel from BlackRock Advisors and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The BlackRock Fund Trustees also took into account the time and attention to be devoted by senior management to the BlackRock Fund. The BlackRock Fund Trustees evaluated the level of skill required to manage the BlackRock Fund and concluded that the human resources to be available at BlackRock Advisors were appropriate to fulfill effectively the duties of BlackRock Advisors on behalf of the BlackRock Fund under the BlackRock Advisory Agreement. The BlackRock Fund Trustees also considered the business reputation of BlackRock Advisors, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the BlackRock Advisory Agreement.

The BlackRock Fund Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock Advisors in managing the BlackRock Fund. In this connection, the BlackRock Fund Trustees considered BlackRock Advisors’ in-house research capabilities as well as other resources available to its personnel. The BlackRock Fund Trustees concluded that BlackRock Advisors’ investment process, research capabilities and philosophy were well suited to the BlackRock Fund, given the BlackRock Fund’s investment objectives, policies and practices. The BlackRock Fund Trustees considered the scope of the services provided by BlackRock Advisors to the BlackRock Fund under the BlackRock Advisory Agreement relative to services provided by third parties to other funds. The BlackRock Fund Trustees noted that the adviser’s standard of care was comparable to that found in most investment company advisory agreements. The BlackRock Fund Trustees concluded that the scope of the adviser’s services to be provided to the BlackRock Fund was consistent with the BlackRock Fund’s operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The BlackRock Fund Trustees considered the quality of the services to be provided by BlackRock Advisors to the BlackRock Fund. The BlackRock Fund Trustees also evaluated the procedures of BlackRock Advisors designed to fulfill its fiduciary duty to the BlackRock Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which BlackRock Advisors allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock Advisors in these matters. The BlackRock Fund Trustees also received information concerning standards of BlackRock Advisors with respect to the execution of portfolio transactions.

In approving the BlackRock Advisory Agreement, the BlackRock Fund Trustees also gave substantial consideration to the fees payable under the agreement. The BlackRock Fund Trustees reviewed information concerning fees paid to investment advisers of similar funds. The BlackRock Fund Trustees also considered the fees of the BlackRock Fund as a percentage of assets at different asset levels and possible economies of scale to BlackRock Advisors. In evaluating the BlackRock Fund’s advisory fees, the BlackRock Fund Trustees also took into account the complexity of investment management for the BlackRock Fund relative to other types of funds. The BlackRock Fund Trustees concluded that the fees to be paid pursuant to the BlackRock Advisory Agreement were fair and reasonable in light of the services provided, the type of portfolio and fees paid by similar funds.

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

BlackRock Advisors has agreed contractually until February 1, 2005 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of shares of the BlackRock Fund at the level shown in the BlackRock Fund’s expense table. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. (See “Current and Pro Forma Operating Expenses” below.)

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock Advisors are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock Advisors or an affiliate serves as the BlackRock Fund’s investment adviser or administrator and (3) the Board of Trustees of the BlackRock Fund has approved in advance the payments to BlackRock Advisors at the previous quarterly meeting of the Board.

BlackRock Advisors were paid an aggregate fee of $565,388, net of waivers of $202,909 for investment advisory services for the fiscal year ended September 30, 2003 from the BlackRock Fund. In addition, BlackRock Advisors were paid distribution, shareholder servicing fees and shareholder processing fees for the year ended September 30, 2003 as follows: Investor A shares paid $1,030, $57,233 and $34,340 in distribution, shareholder servicing and shareholder processing fees, respectively; Investor B shares paid $160,906, $53,635 and $32,181 in distribution, shareholder servicing and shareholder processing fees, respectively; and Investor C shares paid $16,594, $5,531 and $3,319 in distribution, shareholder servicing and shareholder processing fees, respectively. Effective July 1, 2004, shareholder processing fees were eliminated.

BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund’s net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund’s independent public accountants. Under the Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the Administration Agreement, BlackRock funds pay BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.085% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.075% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.065% of the average daily net assets of the BlackRock Fund in excess of $1 billion; and (ii) 0.145% of the first $500 million of average daily net assets allocated to each class of shares of the BlackRock Fund, 0.135% of the next $500 million of such average daily net assets allocated to each class of shares and 0.125% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion.

For the year ended September 30, 2003, BlackRock Advisors and PFPC were paid $321,327 in administration fees from the BlackRock Fund.

SSR Fund. Prior to the Reorganization, SSRM has overall responsibility for managing the investments of the SSR Fund, subject to the authority of the SSR Trust Board. The investment advisory agreement (the “SSR Advisory Agreement”) provides that SSRM will furnish the SSR Fund with an investment program and investment administrative services as may be required from time to time. Under the SSR Advisory Agreement, SSRM also provides other assistance and services in connection with a number of business matters for the SSR Fund, for example the registration of the SSR Fund’s shares, subject to reimbursement of related costs. SSRM compensates all personnel and the SSR Fund Trustees if such persons are employees of SSRM or its affiliates.

The advisory fee, payable monthly by the SSR Fund to SSRM, is computed as a percentage of the average of the value of the net assets of the SSR Fund as determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. The percentage rate is 0.65% of average net assets, annually.

Comparison of the Advisory Agreements

Following the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the investment advisory agreement currently in place for the BlackRock Fund, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the SSR Advisory Agreement.

As discussed above, under the BlackRock Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the fund increase. Under the SSR Advisory Agreement, SSRM receives a fixed fee computed as a percentage of the average daily net assets on an annual basis. Following the Reorganization, the BlackRock Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the BlackRock Fund fee structure will result in higher contractual advisory and administration fees. However, BlackRock Advisors has agreed to waive fees and/or reimburse expenses through February 1, 2007 to the extent necessary to maintain the combined fund’s net operating expense ratio at a level that is no greater than the SSR Fund’s net operating expense ratio for the year ended March 31, 2004. Such waived fees and/or reimbursed expenses are not subject to any future recoupment by BlackRock Advisors.

Both BlackRock Advisors and SSRM perform similar investment advisory roles for the Funds under the terms of their respective agreements. However, the SSR Advisory Agreement contemplates that SSRM also perform an administrative role for the SSR Fund. BlackRock Advisors performs such administrative role together with PFPC under a separate Administration Agreement, as discussed above.

Under each of the BlackRock Advisory Agreement and the SSR Advisory Agreement, neither BlackRock Advisors nor SSRM is liable for any error of judgment or mistake of law and each are indemnified for any loss suffered in connection with its respective performance obligations, to the extent such loss does not result from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each of the BlackRock Advisory Agreement and SSR Advisory Agreement is terminable as to the BlackRock Fund or SSR Fund, respectively, by vote of the board of trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors or SSRM, as the case may be. Furthermore, BlackRock Advisors and SSRM may also terminate its advisory relationship with respect to the BlackRock Fund or SSR Fund on 60 days’ written notice. Each advisory agreement terminates automatically in the event of its assignment.

For more details on the investment advisory arrangements, see Appendix B.

Current and Pro Forma Operating Expenses

The following comparative fee tables describe the fees that you may incur for buying and holding shares of the BlackRock Fund versus shares of the SSR Fund as of March 31, 2004. The pro forma tables show the combined fund’s fees and expenses assuming that the Reorganization is approved by the shareholders of the SSR Fund.

BlackRock Advisors has committed through February 1, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the combined fund’s net operating expenses at a level that is no greater than the SSR Fund’s net operating expense ratio for the year ended March 31, 2004 (the “Undertaking”). This Undertaking, however, is after giving effect to the elimination by SSRM as of October 1, 2004 of a partial waiver of service fees on the SSR Fund’s Class B shares that was in effect on March 31, 2004 (which elimination resulted in an increase of 0.25% in the net operating expense ratio of such Class B shares).

The BlackRock Fund has a redemption fee that is imposed on certain redemptions and exchanges as set forth below. SSR Fund shares purchased prior to the Reorganization will not be subject to this fee.

BlackRock Investor A and SSR Class A and Class B

	BLACKROCK FUND Investor A		SSR FUND Class A		SSR FUND Class B		PRO FORMA BLACKROCK FUND Investor A
							Without Concurrent Reorganization(1)		With Concurrent Reorganization(2)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases(3)(4) (as a percentage of offering price)	4.50%		5.75%		0.00%		5.75	%(5)	5.75	%(5)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%		5.00%		0.00%		0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%		0.00%
Redemption & Exchange Fees(6) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		0.00%		2.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%		0.00%		0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.65%		0.65%		0.55%		0.53%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.10%		0.05%		0.75%		0.10%		0.10%
Service Fee	0.25%		0.25%		0.25%		0.25%		0.25%
Processing Fee	0.15%		0.00%		0.00%		0.00%		0.00%
Other Expenses	0.47%		1.32%		1.32%		0.49%		0.48%

Total Annual Fund Operating Expenses	1.52%		2.27%		2.97%		1.39%		1.36%
Fee Waiver and/or Expense Reimbursement	0.24	%(7)	0.97	%(8)	1.72	%(9)	0.23	%(10)	0.20	%(10)

Net Operating Expenses	1.28	%(7)	1.30	%(8)	1.25	%(9)	1.16	%(10)	1.16	%(10)

(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.
(3)	A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of the SSR Fund’s Class A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(4)	A contingent deferred sales charge of up to 0.75% may be assessed on certain redemptions of the BlackRock Fund and pro forma Investor A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(5)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. This pro forma number presents the data for Investor A shares as adjusted by such higher sales charge.
(6)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(7)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.28% of average daily net assets of the Investor A share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(8)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(9)	Reflects the termination, effective October 1, 2004, of a portion of the voluntary fee waiver for the Class B shares of the SSR Fund. Prior to this partial termination of the voluntary fee waiver, the Class B share “Fee Waiver and/or Expense Reimbursement” was 0.25% higher, and the “Net Operating Expenses” were 0.25% lower, than the amounts shown.

(10)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.16% (excluding interest expense) of average daily net assets of the Investor A share class of the combined fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the Reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. For SSR Fund’s Class B shares, this example also assumes the automatic conversion to SSR Fund Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$575	$886	$1,220	$2,161
SSR Fund Class A(1)	$792	$1,244	$1,720	$3,030
SSR Fund Class B(1)	$800	$1,218	$1,762	$3,126
Pro Forma—Without Concurrent Reorganization(2)(3)	$686	$946	$1,249	$2,109
Pro forma—With Concurrent Reorganization(3)(4)	$686	$943	$1,240	$2,082

(1)	Reflects imposition of sales charge.
(2)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(3)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These amounts present the data for Investor A shares as adjusted by such higher sales charge.
(4)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$575	$886	$1,220	$2,161
SSR Fund Class A(1)	$792	$1,244	$1,720	$3,030
SSR Fund Class B	$300	$918	$1,562	$3,126
Pro Forma—Without Concurrent Reorganization(2)(3)	$686	$946	$1,249	$2,109
Pro forma—With Concurrent Reorganization(3)(4)	$686	$943	$1,240	$2,082

(1)	Reflects imposition of sales charge.
(2)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(3)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These amounts present the data for Investor A shares as adjusted by such higher sales charge.
(4)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

BlackRock Investor B and SSR Class B(1)

	BLACKROCK FUND Investor B		SSR FUND Class B(1)		PRO FORMA BLACKROCK FUND Investor B
					Without Concurrent Reorganization(1)		With Concurrent Reorganization(2)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	4.50	%(3)	5.00	%(4)	4.50	%(3)	4.50	%(3)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Redemption & Exchange Fees(5) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		2.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%		0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.65%		0.55%		0.53%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%		0.75%		0.75%
Service Fee	0.25%		0.25%		0.25%		0.25%
Processing Fee	0.15%		0.00%		0.00%		0.00%
Other Expenses	0.47%		1.32%		0.49%		0.48%

Total Annual Fund Operating Expenses	2.17%		2.97%		2.04%		2.01%
Fee Waiver and/or Expense Reimbursement	0.14	%(6)	0.97	%(7)	0.13	%(8)	0.10	%(8)

Net Operating Expenses	2.03	%(6)	2.00	%(7)	1.91	%(8)	1.91	%(8)

(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.
(3)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B shares.
(4)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC applicable to the shares of the fund from which the exchange was originated.
(5)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(6)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.03% of average daily net assets of the Investor B share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.

(7)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(8)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.91% (excluding interest expense) of average daily net assets of the Investor B share class of the combined fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the Reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. For SSR Fund’s Class B(1) shares and the BlackRock Fund’s Investor B shares, the example also assumes the automatic conversion to Class A and Investor A shares, respectively, after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$656	$1,016	$1,352	$2,327
SSR Fund(1)(2)	$800	$1,218	$1,762	$3,126
Pro forma—Without Concurrent Reorganization(1)(2)(3)	$644	$964	$1,274	$2,180
Pro forma—With Concurrent Reorganization (1)(2)(4)	$644	$961	$1,264	$2,154

(1)	Reflects deduction of CDSC.
(2)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. Actual deferred sales charges on these shares may vary depending on the purchase date of these shares and the holding period of the shares redeemed. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund.
(3)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(4)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$206	$666	$1,152	$2,327
SSR Fund	$300	$918	$1,562	$3,126
Pro forma—Without Concurrent Reorganization(1)	$194	$614	$1,074	$2,180
Pro forma—With Concurrent Reorganization(2)	$194	$611	$1,064	$2,154
(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

BlackRock Investor C and SSR Class C

	BLACKROCK FUND Investor C		SSR FUND Class C		PRO FORMA BLACKROCK FUND Investor C
					Without Concurrent Reorganization(1)		With Concurrent Reorganization(2)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load)(3) (as a percentage of offering price)	1.00%		1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Redemption & Exchange Fees(4) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		2.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%		0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.65%		0.55%		0.53%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%		0.75%		0.75%
Service Fee	0.25%		0.25%		0.25%		0.25%
Processing Fee	0.15%		0.00%		0.00%		0.00%
Other Expenses	0.47%		1.32%		0.49%		0.48%

Total Annual Fund Operating Expenses	2.17%		2.97%		2.04%		2.01%
Fee Waiver and/or Expense Reimbursement	0.14	%(5)	0.97	%(6)	0.13	%(7)	0.10	%(7)

Net Operating Expenses	2.03	%(5)	2.00	%(6)	1.91	%(7)	1.91	%(7)

(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.
(3)	There is no CDSC on Investor C and Class C shares after one year.
(4)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(5)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.03% of average daily net assets of the Investor C share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(6)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(7)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.91% (excluding interest expense) of average daily net assets of the Investor C share class of the combined fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the Reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$306	$666	$1,152	$2,492
SSR Fund(1)	$400	$918	$1,562	$3,290
Pro forma—Without Concurrent Reorganization(1)(2)	$294	$614	$1,074	$2,348
Pro forma—With Concurrent Reorganization(1)(3)	$294	$611	$1,064	$2,321

(1)	Reflects deduction of CDSC.
(2)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(3)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$206	$666	$1,152	$2,492
SSR Fund	$300	$918	$1,562	$3,290
Pro forma—Without Concurrent Reorganization(1)	$194	$614	$1,074	$2,348
Pro forma—With Concurrent Reorganization(2)	$194	$611	$1,064	$2,321

(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

BlackRock Institutional and SSR Class S

	BLACKROCK FUND Institutional		SSR FUND Class S		PRO FORMA BLACKROCK FUND Institutional
					Without Concurrent Reorganization(1)		With Concurrent Reorganization(2)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%		0.00%		0.00%
Redemption & Exchange Fees(3) (as a percentage of amount redeemed if applicable)	2.00%		0.00%		2.00%		2.00%
Maximum Account Fee	0.00%		0.00%		0.00%		0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.65%		0.55%		0.53%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.00%		0.00%		0.00%		0.00%
Service Fee	0.00%		0.00%		0.00%		0.00%
Processing Fee	0.00%		0.00%		0.00%		0.00%
Other Expenses	0.41%		1.32%		0.49%		0.48%

Total Annual Fund Operating Expenses	0.96%		1.97%		1.04%		1.01%
Fee Waiver and/or Expense Reimbursement	0.15	%(4)	0.97	%(5)	0.13	%(6)	0.10	%(6)

Net Operating Expenses	0.81	%(4)	1.00	%(5)	0.91	%(6)	0.91	%(6)

(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.
(3)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(4)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 0.81% of average daily net assets of the Institutional share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(5)	The net operating expense ratios of the SSR Fund reflect voluntary fee waivers or expense reimbursements. Such fee waiver or expense reimbursement may be terminated at any time.
(6)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 0.91% (excluding interest expense) of average daily net assets of the Institutional share class of the combined fund until February 1, 2007. Effective July 1, 2004, shareholder processing fees were eliminated and, therefore are not reflected in the pro forma information.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the Reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$83	$291	$516	$1,164
SSR Fund	$200	$618	$1,062	$2,296
Pro forma—Without Concurrent Reorganization(1)	$93	$304	$548	$1,247
Pro forma—With Concurrent Reorganization(2)	$93	$301	$538	$1,218

(1)	Assumes that the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund does not occur.
(2)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed Reorganization described herein.

Capitalization

The following table sets forth as of March 31, 2004: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the SSR Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different at the time of effectiveness of the Reorganization as a result of daily share purchase and redemption activity.

FUND	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
BLACKROCK SELECT EQUITY PORTFOLIO
Institutional	$59,715,405	$11.90	5,015,996
Service	1,810,238	11.94	151,653
Class A	19,817,859	11.78	1,682,710
Class B	22,787,656	11.32	2,012,422
Class C	1,943,779	11.33	171,493

TOTAL	$106,074,937		9,034,274

STATE STREET RESEARCH LARGE-CAP ANALYST FUND
Class A	$33,546,322	$10.71	3,131,689
Class B	8,901,270	10.54	844,459
Class B(1)	7,586,490	10.23	741,306
Class C	1,160,499	10.26	113,152
Class S	1,930,998	10.85	177,959

TOTAL	$53,125,579		5,008,565

STATE STREET RESEARCH INVESTMENT TRUST
Class A	$434,221,981	$9.28	46,815,158
Class B	227,559,154	9.11	24,975,675
Class B(1)	268,924,906	8.85	30,394,944
Class C	29,803,151	8.88	3,356,599
Class S	549,241,529	9.40	58,400,259

TOTAL	$1,509,750,721		163,942,635

FUND	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING

PRO FORMA SHARE ADJUSTMENTS TO STATE STREET RESEARCH LARGE-CAP ANALYST FUND
Class A	—	—	(283,954	)(1)
Class B	—	—	(88,833	)(2)
Class B(1)	—	—	(71,121	)(3)
Class C	—	—	(10,725	)(4)
Class S	—	—	(15,690	)(5)

TOTAL			(470,323)

PRO FORMA SHARE ADJUSTMENTS TO STATE STREET RESEARCH INVESTMENT TRUST
Class A	—	—	(9,954,209	)(6)
Class B	—	—	(5,658,260	)(7)
Class B(1)	—	—	(6,638,327	)(8)
Class C	—	—	(726,136	)(9)
Class S	—	—	(12,245,509	)(10)

TOTAL			(35,222,441)

PRO FORMA—BLACKROCK INVESTMENT TRUST PORTFOLIO(11)
Institutional	$610,887,932	$11.90	51,333,015
Service	1,810,238	11.94	151,653
Investor A	724,046,586	11.78	61,464,435
Investor B	299,299,052	11.32	26,439,224
Investor C	32,907,429	11.33	2,904,383

TOTAL	$1,668,951,237		142,292,710

(1)	Shares adjustment for the differences in the NAV per share from the transfer of class A shares of the SSR Fund into Investor A class of the BlackRock Fund.
(2)	Shares adjustment for the differences in the NAV per share from the transfer of class B shares of the SSR Fund into Investor A class of the BlackRock Fund.
(3)	Shares adjustment for the differences in the NAV per share from the transfer of class B(1) shares of the SSR Fund into Investor B class of the BlackRock Fund.
(4)	Shares adjustment for the differences in the NAV per share from the transfer of class C shares of the SSR Fund into Investor C class of the BlackRock Fund.
(5)	Shares adjustment for the differences in the NAV per share from the transfer of class S shares of the SSR Fund into Institutional class of the BlackRock Fund.
(6)	Shares adjustment for the differences in the NAV per share from the transfer of class A shares of the SSR Investment Trust into Investor A class of the BlackRock Fund.
(7)	Shares adjustment for the differences in the NAV per share from the transfer of class B shares of the SSR Investment Trust into Investor A class of the BlackRock Fund.
(8)	Shares adjustment for the differences in the NAV per share from the transfer of class B(1) shares of the SSR Investment Trust into Investor B class of the BlackRock Fund.
(9)	Shares adjustment for the differences in the NAV per share from the transfer of class C shares of the SSR Investment Trust into Investor C class of the BlackRock Fund.
(10)	Shares adjustment for the differences in the NAV per share from the transfer of class S shares of the SSR Investment Trust into Institutional class of the BlackRock Fund.
(11)	Reflects the effect of the proposed reorganization of the State Street Research Investment Trust into the BlackRock Fund concurrent with the proposed reorganization described herein.

Performance Information

The performance tables below illustrate the past performance of an investment in each Fund. A Fund’s past performance does not necessarily indicate how the BlackRock Fund will perform in the future. The following tables represent the average total returns for the SSR Fund and the BlackRock Fund. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the fund’s returns would have been lower. Please note that the team that will manage the combined fund initially took on responsibility for portfolio management of the BlackRock Fund in 2003.

BlackRock Fund

Investor A shares were launched in October 1993, Investor B shares were launched in March 1996 and Investor C shares were launched in September 1996. The performance for Investor B shares for the period before they were launched is based upon performance for Investor A shares, and the performance for Investor C shares for the period before they were launched is based upon performance for Investor A and Investor B shares. The actual returns of Investor B and C shares would have been lower compared to Investor A shares because Investor B and C shares have higher expenses than Investor A shares.

Average Annual Total Returns(1)

For The Period Ended December 31, 2003

Returns for Investor shares assume payment of applicable sales charges.

	1 YEAR	5 YEARS	10 YEARS	INCEPTION DATE
Investor A(2)
Return Before Taxes	19.83%	(6.78)%	6.28%	9/13/93
Return After Taxes on Distributions	19.71%	(8.03)%	4.68%
Return After Taxes on Distributions and Sale of Shares	13.05%	(5.95)%	4.81%
Investor B
Return Before Taxes	21.80%	(6.67)%	6.28%	9/13/93
Investor C
Return Before Taxes	25.27%	(6.38)%	6.28%	9/13/93
Institutional
Return Before Taxes	27.84%	(5.22)%	7.39%	9/13/93
S&P 500® (Reflects no deduction for fees, expenses or taxes)	28.69%	(0.57)%	11.07%	N/A

(1)	The table assumes reinvestment of dividends and distributions.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These numbers present the historical performance data for Investor A shares as adjusted by such higher sales charge.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B and C and Institutional shares will vary.

SSR Fund

Average Annual Total Returns

For The Period Ended December 31, 2003

	1 YEAR	5 YEAR	SINCE INCEPTION(1)
Class A
Return Before Taxes	24.19%	0.13%	2.09%
Return After Taxes on Distributions	24.13%	(0.33)%	1.69%
Return After Taxes on Distributions and Sale of Shares	15.73%	(0.04)%	1.66%
Class B(1)(2)
Return Before Taxes	25.84%	0.20%	2.20%
Class B
Return Before Taxes	28.59%	0.69%	2.79%
Class C
Return Before Taxes	30.06%	0.62%	2.41%
Class S
Return Before Taxes	32.04%	1.57%	3.38%
RUSSELL 1000® INDEX (Reflects no deduction for fees, expenses or taxes)	29.89%	(0.13)%	2.39%

(1)	March 11, 1998
(2)	Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.

The combined fund will be named the BlackRock Investment Trust Portfolio following the Reorganization. Because the BlackRock Investment Trust Portfolio will be similar to the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the the BlackRock Fund at the closing of the Reorganization.

Distributor

SSR Fund. State Street Research Investment Services, Inc., with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as the distributor and principal underwriter for the SSR Fund. State Street Research Investment Services, Inc. is a wholly-owned subsidiary of State Street Research & Management Company, the SSR Fund’s adviser.

BlackRock Fund. BlackRock Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of The PNC Financial Services Group, Inc., serves as the distributor and principal underwriter for the BlackRock Fund.

Distribution and Service Fees

BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan holders of Investor shares pay a fee (a distribution fee) to the distributor and/or affiliates of PNC Bank Corp. (including BlackRock Advisors) for distribution and sales support services. The distribution fees may be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (“Service Organizations”) as compensation for sales support services and related expenses. All Investor A shares pay a maximum distribution fee of 0.10% per year of the average daily net asset value of each fund attributable to Investor A shares. All Investor B and C shares pay a maximum of 0.75% per year.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor shares of a fund. All Investor shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock Advisors) may provide one or more of the following services to their customers who own Investor shares:

(1) Responding to customer questions on the services performed by the Service Organization and investments in Investor shares;

(2) Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3) Providing other similar shareholder liaison services.

Institutional shares do not pay a distribution or shareholder service fee.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, the distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). BlackRock Advisors, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the BlackRock Fund or for services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization.

SSR Fund. The SSR Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “SSR Distribution Plan”). Under the SSR Distribution Plan, the SSR Fund pays annual service and distribution fees to the distributor at a rate up to 0.40% of average daily net assets for Class A and 1.00% of average daily net assets for Class B, Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class A shares is 0.30% of average daily net assets, and the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.25%. Upon completion of the Reorganization this waiver will no longer be in effect because the Class B shares will no longer be outstanding since they will be exchanged for Investor A shares of the BlackRock Fund. The distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the SSR Distribution Plan, and any unused payments are returnable to the fund. For Class B(1), the payments compensate the distributor for services and expenditures incurred under the SSR Distribution Plan, and none of the payments are returnable to the fund.

Class S shares do not have service fees.

For more information on the SSR Distribution Plan or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the Reorganization SAI.

Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above.

Purchase, Valuation, Redemption and Exchange of Shares

Procedures for the purchase, exchange and redemption of shares of the SSR Fund and the BlackRock Fund are similar. You should refer to the BlackRock Fund’s prospectus (a copy accompanies this Combined Prospectus/Proxy Statement) and Reorganization SAI and the SSR Fund’s Prospectus and Reorganization SAI for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, redemption and exchange of shares. (See “Comparison of the SSR Fund and the BlackRock Fund—Current and Pro Forma Operating Expenses.”)

Purchasing Shares

BlackRock Fund. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open will be priced based on the net asset value (“NAV”) calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the pricing time each day the NYSE is open.

The minimum investment for the initial purchase of Investor shares is $500. There is a $50 minimum for all later investments. The BlackRock Fund permits a lower initial investment if you are an employee of the BlackRock Fund or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Institutional shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of the Class S shares of the SSR Fund who will receive Institutional shares as part of the Reorganization.

SSR Fund. Shareholders of the SSR Fund may purchase shares of the SSR Fund through a financial intermediary, by wire, through electronic funds transfer, through an exchange or through the Investamatic Plan. Shares in Classes A, B(1) and C are available to individuals and Class S is available to employer sponsored retirement plans and through special programs of financial professionals. Class B shares are available only to individuals reinvestment of dividends and distributions or through exchange from existing Class B accounts.

The minimum initial investments relating the shares of SSR Fund are as follows: $1,000 for accounts that use the Investamatic program, $2,000 for Individual Retirement Accounts and $2,500 for all other accounts. Thereafter, minimum additional investments are $50 for any account.

The BlackRock Fund shares and the SSR Fund shares may be purchased in a similar manner, however, the minimum initial investment for the BlackRock Fund is lower, as discussed above. Following the Reorganization, shareholders may purchase shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described above.

Exchanging Shares

BlackRock Fund. Shareholders may exchange Investor shares of the BlackRock Fund for shares of the same class of another BlackRock Fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that it did not want this option.

Frequent redemption or exchanges can interfere with fund management and drive up costs for all shareholders. Accordingly, the BlackRock Fund shareholders are subject to certain fees in connection with frequent redemptions and exchanges. The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. However, the redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors (PNC Advisors is a registered service mark of The PNC Financial Services Group, Inc.), (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the BlackRock Funds, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the BlackRock Funds when a shareholder can demonstrate sufficient hardship.

SSR Fund. Shareholders have the right to exchange shares among other State Street Research funds. The SSR Fund does not impose redemption/exchange fees similar to those of the BlackRock Fund. However, because frequent trading into and out of a fund can harm all fund shareholders by disrupting the fund’s investment strategies, increasing fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders, the SSR Fund currently limits each shareholder account to six significant “round trips” per fund per calendar year. For purposes of this policy, a “round trip” is a movement out of a fund (by way of redemption or the exchange privilege) and back into the same fund (by way of purchase or the exchange privilege). A round trip is “significant” if both movements exceed a dollar amount used by SSRM as a benchmark for identifying trades that may be disruptive to the SSR Fund. SSRM has discretion to interpret this policy and may waive unintentional or minor violations if it determines that doing so does not harm the interests of SSR Fund shareholders. In addition, the SSR Fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder’s exchange privilege and may refuse to accept any exchange request, particularly those associated with “market timing” strategies.

Following the Reorganization, you will have the right to exchange Investor A, B, or C shares from one BlackRock fund to Investor A, B or C shares of another BlackRock fund to meet your changing financial needs, using the same procedures currently applicable to the BlackRock Fund, as described above. BlackRock Funds offers 47 different funds, enough to meet virtually any investment need. Redemption fees will be waived for the SSR Fund shareholders with respect to the BlackRock Fund shares received in connection with the Reorganization.

Redeeming Shares

BlackRock Fund shareholders may place redemption orders by telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable deferred sales charge or redemption/exchange fee, as discussed above.

The BlackRock Fund and the SSR Fund have similar policies with respect to redemption procedures and the pricing of shares, however, the BlackRock Fund charges its shareholders a fee on frequent redemptions, subject to certain exceptions, as discussed under “Exchanging Shares” above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the BlackRock Fund Prospectus.

Determining Net Asset Value

BlackRock Fund. NAV is calculated separately for each class of shares of the BlackRock Fund at the close of regular trading hours on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time).

Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund’s Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund’s Board of Trustees determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund’s Board of Trustees. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund’s Board of Trustees.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

SSR Fund. The SSR Fund calculates its NAV in a manner substantially similar to the BlackRock Fund.

Following the Reorganization, NAV will be determined in a manner consistent with the BlackRock Fund’s procedures, as described above.

Other Service Providers

BlackRock Fund. PFPC, with its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serve as co-administrators to the BlackRock Fund. PFPC also serves as the transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC, PFPC Trust Company and BlackRock are each affiliates of The PNC Financial Services Group, Inc. Deloitte & Touche LLP, with its offices at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984, is the independent registered public accounting firm for the BlackRock Fund.

SSR Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the transfer agent and custodian for the SSR Fund. Deloitte & Touche LLP, with its offices at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the SSR Fund.

Following the Reorganization, the BlackRock Fund’s current service providers will service the combined fund.

COMPARATIVE INFORMATION ON SHAREHOLDER

RIGHTS AND OBLIGATIONS

While the SSR Fund and the BlackRock Fund are series of different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the SSR Fund will generally have the same legal characteristics as the shares of the SSR Fund with respect to such matters as voting rights, accessibility, and transferability.

The BlackRock Fund is governed by a Board of Trustees which is composed of five members. The BlackRock Fund Board’s nominating committee has agreed to increase the size of the board from five members to up to eight members. The nominating committee is in the process of interviewing candidates, some of which include members of the SSR Trust Board.

The SSR Fund and the BlackRock Fund are each separate series of two different companies organized as Massachusetts business trusts and governed by their separate Declarations of Trust. Under their Declarations of Trust, the BlackRock Fund and the SSR Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Boards of the trusts of which the SSR Fund and BlackRock Fund are series may, without limitation, classify or reclassify any unissued shares of the SSR Fund or the BlackRock Fund into any number of additional classes of shares. The Boards of the two trusts may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund offers five classes of shares (designated as Investor A, B, C, Service and Institutional shares). The SSR Fund offers five classes of shares (designated Class A, B, B(1), C, and S).

Each of the SSR Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each series of shares of the two trusts, shares of the same class within such series have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series and class of shares within such series of the two trusts bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Trustees have determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, any matter submitted to a vote of any class of shareholders of the BlackRock Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the SSR Fund have substantially similar voting rights.

There are no preemptive rights in connection with shares of either trust. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund issued in the provisions of the Reorganization Plan), all shares are fully paid and non-assessable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS UNDER THE CHARTER DOCUMENTS GOVERNING THE SSR FUND AND THE BLACKROCK FUND AND APPLICABLE STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each share class of the BlackRock Fund. This information is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the BlackRock Fund (assuming reinvestment of all dividends and distributions.) The year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the BlackRock Fund’s financial statements, are included in the SAI or annual report, which is available upon request.

Investor A Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	10.18		8.41	11.17	20.69	20.75	17.00

Income from Investment Operations
Net Investment Income (loss) ($)	0.03		0.06	(0.01)	(0.02)	(0.02)	0.05
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.64		1.79	(2.75)	(6.42)	1.60	4.36

Total from Investment Operations ($)	1.67		1.85	(2.76)	(6.44)	1.58	4.41

Less Distributions
Distributions from Net Investment Income ($)	(0.07)		(0.08)	0.00	(0.01)	(0.01)	(0.05)
Distributions from Capital ($)	0.00		0.00	0.00	(0.02)	0.00	0.00
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(3.05)	(1.63)	(0.61)

Total Distributions ($)	(0.07)		(0.08)	0.00	(3.08)	(1.64)	(0.66)

Net Asset Value, End of Period ($)	11.78		10.18	8.41	11.17	20.69	20.75

Total Return(1) (%)	16.50	(2)	22.09	(24.71)	(35.65)	7.64	26.44

Ratios/Supplemental Data
Net Assets, End of Period ($) (in thousands)	19,818		19,408	24,816	37,267	76,438	66,646
Ratio of Net Expenses to Average Net Assets (%)	1.25	(3)	1.28	1.28	1.28	1.25	1.21
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	1.53	(3)	1.43	1.36	1.30	1.25	1.21
Ratio of Net Investment Income to Average Net Assets (%)	0.40	(3)	0.45	(0.04)	(0.09)	(0.11)	0.26
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.28	(3)	0.30	(0.11)	(0.10)	(0.11)	0.26
Portfolio Turnover Rate (%)	41		98	124	114	103	22

(1)	Sales load not reflected in total return.
(2)	Redemption fee of 2.00% is reflected in total return calculations.
(3)	Annualized.

Investor B Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	9.78		8.06	10.79	20.21	20.44	16.85

Income from Investment Operations
Net Investment Income (loss) ($)	(0.01)		(0.02)[1]	(0.10)	(0.13)	(0.18)	(0.10)
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.56		1.74	(2.63)	(6.22)	1.58	4.30

Total from Investment Operations ($)	1.55		1.72	(2.73)	(6.35)	1.40	4.20

Less Distributions
Distributions from Net Investment Income ($)	(0.01)		0.00	0.00	0.00	0.00	0.00
Distributions from Capital ($)	0.00		0.00	0.00	(0.02)	0.00	0.00
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(3.05)	(1.63)	(0.61)

Total Distributions ($)	(0.01)		0.00	0.00	(3.07)	(1.63)	(0.61)

Net Asset Value, End of Period ($)	11.32		9.78	8.06	10.79	20.21	20.44

Total Return(2) (%)	15.90	(3)	21.34	(25.30)	(36.11)	6.82	25.38

Ratios/Supplemental Data
Net Assets, End of Period ($)	22,788		21,182	22,119	40,403	81,562	66,854
Ratio of Net Expenses to Average Net Assets (%)	1.99	(4)	2.03	2.03	2.03	2.01	2.02
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	2.18	(4)	2.18	2.11	2.05	2.01	2.02
Ratio of Net Investment Income to Average Net Assets (%)	(0.35	)(4)	(0.30)	(0.78)	(0.84)	(0.87)	(0.55)
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	(0.53	)(4)	(0.45)	(0.86)	(0.85)	(0.87)	(0.55)
Portfolio Turnover Rate (%)	41		98	124	114	103	22

(1) Calculated using the average shares outstanding method.
(2) Contingent deferred sales load not reflected in total return.
(3) Redemption fee of 2.00% is reflected in total return calculations.
(4) Annualized.

Investor C Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003		2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	9.77		8.06		10.79	20.20	20.44	16.85

Income from Investment Operations
Net Investment Income (loss) ($)	(0.01)		(0.02	)(1)	(0.11)	(0.15)	(0.16)	(0.08)
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.57		1.73		(2.62)	(6.19)	1.55	4.28

Total from Investment Operations ($)	1.56		1.71		(2.73)	(6.34)	1.39	4.20

Less Distributions
Distributions from Net Investment Income ($)	0.00		0.00		0.00	(0.02)	0.00	0.00
Distributions from Capital ($)	0.00		0.00		0.00	0.00	0.00	0.00
Distributions from Net Realized Capital Gains ($)	0.00		0.00		0.00	(3.05)	(1.63)	(0.61)

Total Distributions ($)	0.00		0.00		0.00	(3.07)	(1.63)	(0.61)

Net Asset Value, End of Period ($)	11.33		9.77		8.06	10.79	20.20	20.44

Total Return(2) (%)	15.99	(3)	21.22		(25.30)	(36.07)	6.77	25.38

Ratios/Supplemental Data
Net Assets, End of Period ($)	1,944		1,829		1,923	3,955	11,108	6,543
Ratio of Net Expenses to Average Net Assets (%)	1.99	(4)	2.03		2.03	2.03	2.01	2.02
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	2.18	(4)	2.18		2.11	2.04	2.01	2.02
Ratio of Net Investment Income to Average Net Assets (%)	(0.34	)(4)	(0.25)		(0.80)	(0.09)	(0.87)	(0.55)
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	(0.53	)(4)	(0.40)		(0.87)	(0.09)	(0.87)	(0.55)
Portfolio Turnover Rate (%)	41		98		124	114	103	22

(1) Calculated using the average shares outstanding method.
(2) Contingent deferred sales load not reflected in total return.
(3) Redemption fee of 2.00% is reflected in total return calculations.
(4) Annualized.

Institutional Shares (Per Share Data)	Interim (Unaudited)		Year Ended September 30,
	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	10.32		8.50	11.25	20.77	20.77	17.01

Income from Investment Operations
Net Investment Income (loss) ($)	0.05		0.10 (1)	0.11	0.06	0.07	0.14
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.66		1.83	(2.86)	(6.46)	1.61	4.36

Total from Investment Operations ($)	1.71		1.93	(2.75)	(6.40)	1.68	4.50

Less Distributions
Distributions from Net Investment Income ($)	(0.13)		(0.11)	0.00	(0.05)	(0.05)	(0.13)
Distributions from Capital ($)	0.00		0.00	0.00	(0.02)	0.00	0.00
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(3.05)	(1.63)	(0.61)

Total Distributions ($)	(0.13)		(0.11)	0.00	(3.12)	(1.68)	(0.74)

Net Asset Value, End of Period ($)	11.90		10.32	8.50	11.25	20.77	20.77

Total Return (%)	16.62	(2)	22.80	(24.44)	(35.29)	8.14	26.96

Ratios/Supplemental Data
Net Assets, End of Period ($)	59,715		60,885	134,859	755,701	1,466,964	1,443,128
Ratio of Net Expenses to Average Net Assets (%)	0.81	(3)	0.81	0.81	0.81	0.80	0.80
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	0.99	(3)	0.96	0.87	0.82	0.80	0.80
Ratio of Net Investment Income to Average Net Assets (%)	0.84	(3)	0.93	0.36	0.38	0.33	0.67
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.66	(3)	0.79	0.30	0.37	0.33	0.67
Portfolio Turnover Rate (%)	41		98	124	114	103	22

(1)	Calculated using the average shares outstanding method.
(2)	Redemption fee of 2.00% is reflected in total return calculations.
(3)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix C “Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the SSR Fund will have an aggregate net asset value equal to the aggregate net asset value of the SSR Fund shares immediately prior to the Reorganization. Upon receipt by the SSR Fund of the shares of the BlackRock Fund, the SSR Fund will distribute the shares to SSR Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix C), the SSR Fund will be dissolved under applicable state law.

Such distribution will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the SSR Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of shares of the same or similar class of the BlackRock Fund that the SSR Fund receives under the terms of the Reorganization Agreement, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares. See “Terms of the Agreement.”

Accordingly, as a result of the Reorganization, each SSR Fund shareholder will own the same or similar class of shares of the BlackRock Fund, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares, having an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder’s SSR Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the SSR Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the SSR Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although Class B(1) shareholders will continue to be subject to the SSR Fund’s contingent deferred sales charge if they sell the BlackRock Fund Investor B shares received in the Reorganization.

Terms of the Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire all of the assets and certain stated liabilities of the SSR Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the SSR Fund will transfer to the BlackRock Fund all of its assets in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund that are equal in value to the value of the net assets of the SSR Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of all of the liabilities of the SSR Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the SSR Fund will distribute on or before the Closing Date all of its undistributed net investment income (including net capital gains) as of such date.

The SSR Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the SSR Fund promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the SSR Trust Board and terminate its registration under the 1940 Act.

The trusts of which the BlackRock Fund and the SSR Fund are series have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the SSR Fund’s shareholders;

•	the completion of the acquisition of SSRM’s parent company by BlackRock;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the SSR Fund to distribute all its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the SSR Fund.

The SSR Trust Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the SSR Fund’s shareholders (as described more fully in “Reasons for the Reorganization”) and that the interests of the SSR Fund’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the SSR Trust Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

Through the Reorganization, shareholders will be invested in a fund with similar objectives and strategies. As a result, the style and risk/return profile of the surviving fund will remain comparable to that of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the objective of the surviving fund.

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free exchange of shares resulting in the assets and certain stated liabilities of the SSR Fund being assumed by the reorganized BlackRock Fund. Shareholders will receive BlackRock Fund shares equivalent to the value of their SSR Fund shares, and will pay no federal income tax on the transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expense ratio for the combined fund that are no greater than those paid by the SSR Fund for the year ended March 31, 2004, subject to the limited exceptions for Class B shares described above under “Current and Pro Forma Operating Expenses.”

In most cases, the surviving BlackRock fund has a lower expense ratio than the current SSR Fund. When this is not the case, BlackRock has agreed to subsidize expenses in order for expense ratios to remain in line with the current SSR Fund. This subsidy will continue for 2 years, after which expense ratios will be consistent with the BlackRock Fund pricing—which is set consistent with industry norms and competitive considerations. In this regard, the SSR Trust Board considered that the combined fund’s total operating expenses could exceed the current level of the SSR Fund’s expenses after February 1, 2007. In addition, in evaluating the investment advisory fee rates charged by SSRM and BlackRock Advisors, the SSR Trust Board considered that the SSR Fund’s advisory agreement covers a broader scope of services than the BlackRock Fund’s advisory agreement, including certain administrative services.

•	The combined BlackRock and SSRM organization will have significantly more investment professionals and related resources than either organization possesses individually.

The combination of the BlackRock and SSRM organizations will enhance the combined organization’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•	As described above under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies” and “Management of the Funds,” the team that manages the SSR Fund, which takes a “fundamental analysis” investment approach, will be replaced by the team that currently manages the BlackRock Fund, which makes investment decisions based on a multi-factor quantitative model. In determining that this change in investment teams is in the best interests of SSR Fund shareholders, the SSR Trust Board carefully considered the composition of the BlackRock Fund team, the experience and professional qualifications of the individuals that comprise the BlackRock Fund team, the BlackRock Fund team’s investment style and strategies, and broad information about past performance, including in particular the performance record of such team since it assumed responsibility for portfolio management. (See “Management of the Funds.”) After careful consideration of these factors, among others, the SSR Trust Board determined to accept SSRM’s and BlackRock’s joint recommendation in support of such team.

•	Shareholders will have substantially the same services available, including, for at least one year, the current call center, and will have access to a larger fund family with a broader array of options.

Shareholders will have access to the customer service that they currently have access to through the State Street Research call center, which will be maintained for at least one year. Specific service features—such as minimum investments, exchange rules, and automated investing plans—will remain consistent or become more favorable. The combined firm will offer an expanded product offering: currently, SSRM manages 14 open-end mutual funds with over $9 billion in assets, while BlackRock Advisors manage $17 billion across 42 open-end mutual funds. This broader product offering offers shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family.

•	The costs associated with the Reorganization will be absorbed by BlackRock and SSRM and not borne by shareholders.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by the State Street Research and BlackRock organizations. Shareholders will not have to pay any sales charge (including any contingent deferred sales charge (“CDSC”)) on their receipt of BlackRock fund shares they receive in the Reorganization. For purposes of determining the application of any CDSC, the holding period for their SSR Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•	BlackRock has a strong commitment to, and record, of compliance.

Shareholders will benefit from BlackRock’s strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside fund and regulatory counsel as well as counsel to independent trustees.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the SSR Trust Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the SSR Trust Board may be required to liquidate the Fund. Any such liquidation will not be tax-free for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the SSR Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the SSR Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the SSR Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by the SSR Fund or the BlackRock Fund upon the transfer of all of the assets of the SSR Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the SSR Fund, or upon the distribution of the shares of the BlackRock Fund by the SSR Fund to its shareholders in the subsequent liquidation of the SSR Fund.

•	No gain or loss will be recognized by a shareholder of the SSR Fund who exchanges all of his, her or its shares of the SSR Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the SSR Fund surrendered in exchange therefor.

•	The holding period of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will include the holding period of the shares of the SSR Fund surrendered in exchange therefor.

•	The BlackRock Fund’s tax basis in the SSR Fund’s assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the SSR Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the SSR Fund.

•	The holding period of the assets of the SSR Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the SSR Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the SSR Fund and its shareholders.

Prior to the Closing Date, the SSR Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the SSR Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the SSR Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund will succeed to the capital loss carryforwards of the SSR Fund, which will be subject to the limitations described below. Both the BlackRock Fund and the SSR Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the SSR Fund will undergo an “ownership change” for tax purposes (because the SSR Fund is significantly smaller than the BlackRock Fund), and accordingly, the capital loss carryforwards of the SSR Fund (and certain “built-in losses”) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the SSR Fund immediately prior to the ownership change and a rate established by the IRS for January, 2005, which is the month of the Closing Date (for example, such rate is 4.51% for November, 2004)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. BlackRock Fund’s capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

As noted above, shareholders of the SSR Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the distributor at any time prior to the closing of the Reorganization. (See “Purchase, Valuation, Redemption and Exchange of Shares” above.) Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock, BlackRock Advisors’ parent company, and SSRM Holdings, Inc., SSRM’s parent company, will equally share in the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. SSRM Holdings, Inc. has agreed to bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock has agreed to bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor SSRM or BlackRock Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each SSR Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the SSR Fund who are accumulating SSR Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to SSR Fund shares, will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund.

It will not be necessary for shareholders of the SSR Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the SSR Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

OTHER INFORMATION

Shareholder Information

As of October 29, 2004, there were 4,941,931 shares of the SSR Fund outstanding. As of such date, the trustees and officers of the SSR Fund as a group owned less than 1% of the shares of the SSR Fund. As of October 29, 2004, no person was known by the SSR Fund to own beneficially or of record 5% or more of any class of the shares of the SSR Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of SSR Fund	% of Fund Post-Closing
Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Fund Administration 4800 Deerlake Dr East 3rd Fl Jacksonville FL 32246-6484	Class B, Record	6.0	0.9	0.3

Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Fund Administration 4800 Deerlake Dr East 3rd Fl Jacksonville FL 32246-6484	Class C, Record	17.2	0.4	0.1

A G Edwards & Sons Inc FBO Dutch Treat Ltd Partshp, A/C 0120-274430 One North Jefferson St Louis MO 63103-2205	Class C, Record	13.0	0.3	0.1

Jeremy Liang, Susan Liang Jt Ten 6543 Dartmoor Way San Jose CA 95129-3815	Class C, Beneficial	7.6	0.2	0.1

State Street Bank and Trust Co, Cust for the 403(b) of Atlanta Research & Ed Foundation FBO Claire Reynolds Rice 1959 Grand Prix Dr NE Atlanta GA 30345-3929	Class C, Record	6.2	0.1	0.0

Chase Manhattan Bank NA TTEE Pens Plans in Metlife Savings Plan Program Trust DTD 1-1-91 Attn Cindy Chu 770 Broadway Tenth Fl New York NY 10003-9522	Class S, Record	52.7	1.7	0.6

Frederick H Jamieson, Jane P Jamieson Jt Ten F. H. Jamieson, J. P. Jamieson, Joint Tenants 26 Dorset Rd Waban MA 02468-1406	Class S, Beneficial	5.5	0.2	0.1

Barbara J Jeffries 3000 St Albans Mill Rd #106 Minnetonka MN 55305-3984	Class S, Beneficial	5.5	0.2	0.1

Name & Address	Class; Type of Ownership	% of Class	% of SSR Fund	% of Fund Post-Closing
Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Fund Administration 4800 Deerlake Dr East 3rd Fl Jacksonville FL 32246-6484	Class B(1), Record	8.8	1.4	0.5

As of October 29, 2004, the BlackRock Fund had outstanding 7,887,711 shares. As of October 29, 2004, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of October 29, 2004, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of the shares of the BlackRock Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Fund Post-Closing
Saxon & Co. FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182	Class A—Record	10.5	2.0	1.3

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246-6484	Class B—Record	6.5	1.5	0.9

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246-6484	Class C—Record	51.1	1.4	0.9

JJB Hilliard W. L. Lyons Inc. Latin American Studies Assoc. A C 5619-3936 501 S 4th St. Louisville, KY 40202-2520	Class C—Record	8.2	0.2	0.1

UBS Financial Services Inc. FBO UBS – FINSVC CDN FBO James R. Yust P.O. Box 3321 1000 Harbor Blvd. Weehawken, NJ 07086-8154	Class C—Record	6.2	0.2	0.1

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Fund Post-Closing
PNC Bank Saxon & Co. (PNC INST) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	Class I—Record	78.1	42.3	27.1

Hertus & Company FBO PNC bank Copr. Benefit Funding Trust #6534 C/O Hershey Trust Company P.O. Box 445 Hershey. PA 17033	Class I—Record	14.9	8.1	5.2

PNC Bank Saxon & Co. (PNC SERVICE) ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	Class S—Record	89.1	1.6	1.0

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the SSR Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the SSR Fund should send such proposal to the Secretary of the State Street Research Securities Trust, One Financial Center, Boston, Massachusetts 02111. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about November 10, 2004. SSR Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the SSR Fund and its affiliate as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The SSR Fund has retained PFPC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. SSR Fund shareholders may receive a telephone call from PFPC asking them to vote. The proxy solicitation expenses in connection with combinations of the SSR funds with certain BlackRock funds are estimated to be approximately $1.4 million, all of which will be borne by BlackRock and SSRM.

VOTING INFORMATION AND REQUIREMENTS

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the SSR Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of 30% of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The SSR Trust Board has fixed the close of business on October 29, 2004 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. SSR Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

SSR Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the SSR Fund or by voting in person at the Special Meeting. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) may in certain circumstances have the same effect as votes “AGAINST” the Reorganization since approval of the proposal could in some circumstances require the affirmative vote of a majority of the total shares outstanding. Thirty percent of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The SSR Trust Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote their proxies in accordance with their best judgment.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the SSR Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

You are requested to fill in, sign and return the enclosed proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

November 10, 2004

APPENDIX A

FUNDAMENTAL RESTRICTIONS

The SSR Fund

The SSR Fund is a diversified investment company, as defined in Section 5(b)(1) of the 1940 Act. It is the SSR Fund’s policy to prohibit the purchase of securities of any one issuer that, if purchased, would cause more than 5% of 75% of assets to be invested in such issuer, or cause 10% of the voting securities to be held by the SSR Fund. The SSR Fund adopts an investment policy in which no more than 25% of SSR Fund assets are invested in any one industry, and in which no more than 5% of assets are used to purchase securities of an issuer that has a record of less than three years of continuous operation. The SSR Fund also limits its participation in the marketing or underwriting of other issuers and its ability to borrow money. The SSR Fund’s ability to invest in commodities or commodity contracts is limited to futures and options on futures with respect to securities and security indices. Further, it is the SSR Fund’s policy not to issue senior securities, to invest in real property, or to lend money.

The BlackRock Fund

The BlackRock Fund may not:

1.	Purchase or sell real estate, except that the BlackRock Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3.	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the BlackRock Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

5.	Purchase securities of companies for the purpose of exercising control.

6.	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the BlackRock Fund’s transactions in futures contracts and related options or the BlackRock Fund’s sale of securities short against the box, and (b) the BlackRock Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.	Make loans, except that the BlackRock Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9.	Purchase or sell commodities, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

10.

Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value

A-1

of the BlackRock Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the BlackRock Fund, except that up to 25% of the value of the fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the BlackRock Fund, does not exceed 10% of the value of the BlackRock Fund’s total assets.

11.	Purchase any securities which would cause 25% or more of the value of the BlackRock Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

12.	Borrow money or issue senior securities, except that the BlackRock Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the BlackRock Fund’s total assets at the time of such borrowing. The BlackRock Fund will not purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the BlackRock Fund’s investment practices are not deemed to be pledged for purposes of this limitation.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the BlackRock Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the BlackRock Fund’s total assets will not require the BlackRock Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

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APPENDIX B

The following officers and trustees of the BlackRock Fund are also officers, directors or shareholders of BlackRock Advisors:

Name	Position Held with the BlackRock Fund	Position Held with BlackRock Advisors	Ownership interest in BlackRock Advisors, BlackRock, Inc. and/or The PNC Financial Services Group, Inc. (as of February 27, 2004)
Laurence D. Fink	President, Trustee	Chief Executive Officer	Owns less than 1.00% of Class A and 3.57% of Class B of BlackRock, Inc., and less than 1.00% of The PNC Financial Services Group, Inc.

Paul Audet	Treasurer	Member of Board of Directors	*

Anne Ackerley	Vice President	Managing Director	*

Ellen L. Corson	Assistant Treasurer	N/A	*

Brian P. Kindelan	Secretary	Director	*

Vincent Tritto	Assistant Secretary	N/A	*

Bart Battista	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Managing Director	*

*	Owns less than 1.00% of BlackRock, Inc. and/or The PNC Financial Services Group, Inc.

The directors and principal executive officers of BlackRock Advisors, and their addresses and principal occupations are:

Name and Address	Principal Occupation
Laurence D. Fink, Chief Executive Officer 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chairman and Chief Executive Officer

Ralph L. Schlosstein, Director and President 40 East 52nd Street New York, NY 10022	BlackRock, Inc., President and Director

Robert S. Kapito, Director and Vice Chairman 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Vice Chairman and Chief Investment Officer

Paul L. Audet, Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chief Financial Officer and Managing Director

Robert P. Connolly, Managing Director, General Counsel and Secretary 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director, General Counsel and Secretary

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Name and Address	Principal Occupation
Laurence J. Carolan, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Kevin M. Klingert, Director and Managing Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director

John P. Moran, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Thomas H. Nevin, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Mark Steinberg, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

If the shareholders of the SSR Fund approve the Reorganization, they will immediately become subject to the Advisory Agreement with BlackRock Advisors.

SSRM was paid an aggregate fee of $295,776 for investment advisory services for the fiscal year ended April 30, 2004, from the SSR Fund. The SSRM would have earned $250,272 during the year ended April 30, 2004, if the BlackRock Fund’s advisory fee rate had applied. Such amounts do not reflect any fee waivers. This accounted for a -15% difference between fee rates.

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APPENDIX C

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of [            ], 2004, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to BlackRock Select Equity Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and State Street Research Securities Trust, a registered investment company and a Massachusetts business trust (the “Selling Trust”), with respect to State Street Research Large-Cap Analyst Fund, a separate series of the Selling Trust (the “SSR Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the SSR Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the SSR Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the SSR Fund and the termination, dissolution and complete liquidation of the SSR Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, and the SSR Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and the SSR Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the SSR Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the SSR Fund and that the interests of the existing shareholders of the SSR Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SSR FUND IN EXCHANGE FOR BLACKROCK

FUND SHARES AND THE ASSUMPTION OF SSR FUND STATED LIABILITIES

AND LIQUIDATION OF THE SSR FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the SSR Fund agrees to convey, transfer and deliver the assets of the SSR Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the SSR Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the SSR Fund’s assets, net of the liabilities of the SSR Fund, attributable to each share class of the SSR Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the SSR Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the SSR Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A and Class B shares of the SSR Fund; Investor B shares of the BlackRock Fund correspond to Class B(1) shares of the SSR Fund; Investor C shares of the BlackRock Fund correspond to Class C shares of the SSR Fund; and Institutional Shares of the BlackRock Fund correspond to Class S shares of the SSR Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the SSR Fund to be acquired by the BlackRock Fund shall consist of all property owned by the SSR Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the SSR Fund, any deferred or prepaid expenses shown as an asset on the books of the SSR Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the SSR Fund’s rights under this Agreement (the “Assets”).

The SSR Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the SSR Fund’s portfolio securities and other investments and (b) a list of the SSR Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the SSR Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Selling Trust, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the SSR Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the SSR Fund with a list of the securities and other instruments, if any, on the SSR Fund’s list referred to above that do not conform to the BlackRock Fund’s investment objectives, policies and restrictions. If requested by the BlackRock Fund, the SSR Fund will dispose of securities and other instruments on the BlackRock Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the SSR Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the SSR Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the SSR Fund furnishes the BlackRock Fund with the list described above, the SSR Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the SSR Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the SSR Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund and (b) nothing will permit the SSR Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund.

1.3 LIABILITIES TO BE ASSUMED. The SSR Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing

Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the SSR Fund set forth in the SSR Fund’s statement of assets and liabilities as of the Closing Date delivered by the SSR Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the SSR Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the SSR Fund will distribute in complete liquidation of the SSR Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “SSR Fund Shareholders”), all of the BlackRock Fund Shares received by the SSR Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the SSR Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the SSR Fund to open accounts on the share records of the BlackRock Fund in the name of the SSR Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due SSR Fund Shareholders holding the corresponding class of SSR Fund shares. All issued and outstanding shares of the SSR Fund will, simultaneously with the liquidation, be cancelled on the books of the SSR Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the SSR Fund shares on the books of the SSR Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the SSR Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the SSR Fund, or the Selling Trust on behalf of the SSR Fund.

1.9 TERMINATION AND DISSOLUTION. The SSR Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the SSR Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the SSR Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the SSR Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund. The Selling Trust shall take on behalf of the SSR Fund all actions expressed herein as being the obligations of the SSR Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [            ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at One Beacon Street, Boston, Massachusetts 02108-3194, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The SSR Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the SSR Fund. The SSR Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The SSR Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the SSR Fund shall be transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the SSR Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the SSR Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The SSR Fund shall instruct its transfer agent, State Street Bank and Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of SSR Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each SSR Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the SSR Fund, or provide evidence reasonably satisfactory to the SSR Fund that such BlackRock Fund Shares have been credited to the SSR Fund’s account on the books of the BlackRock Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the SSR Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the SSR Fund for the reason that any of such Assets have not yet been delivered to it by the SSR Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the SSR Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SSR FUND. The Selling Trust, on behalf of the SSR Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a) The Selling Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The SSR Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the SSR Fund. The Selling Trust, on behalf of the SSR Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the SSR Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the SSR Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the SSR Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the SSR Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust with respect to the Selling Trust and the SSR Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The SSR Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The SSR Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust on behalf of the SSR Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the SSR Fund) or the SSR Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the SSR Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the SSR Fund is a party or by which it is bound.

(f) The SSR Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the SSR Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the SSR Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the SSR Fund to carry out the transactions contemplated by this Agreement. The SSR Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the SSR Fund for the fiscal year ended April 30, 2004, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the SSR Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the SSR Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the SSR Fund as reflected in the audited financial statements for the fiscal year ended April 30, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of SSR Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since April 30, 2004, there has been no material adverse changes in the SSR Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the SSR Fund (other than changes occurring in the ordinary course of business), or any incurrence by the SSR Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the SSR Fund due to declines in the value of SSR Fund’s Assets, the discharge of SSR Fund liabilities or the redemption of SSR Fund shares by SSR Fund Shareholders shall not constitute a material adverse change.

(j) Since April 30, 2004 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the SSR Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the SSR Fund granted by or on behalf of the SSR Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the SSR Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the SSR Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the SSR Fund for borrowed money or any commitment to borrow money by or on behalf of the SSR Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the SSR Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the SSR Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the SSR Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the SSR Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [            ], 2004, there were outstanding [            ] shares of the SSR Fund, and no shares of the SSR Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the SSR Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the SSR Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the SSR Fund’s transfer agent as provided in paragraph 3.4. The SSR Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the SSR Fund shares and has no outstanding securities convertible into any of the SSR Fund shares.

(m) At the Closing Date, the Selling Trust, on behalf of the SSR Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the SSR Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n) The Selling Trust, on behalf of the SSR Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the SSR Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the SSR Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the SSR Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The SSR Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by the SSR Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated by this Agreement.

(r) The Selling Trust has called a special meeting of SSR Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [                    ] (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Selling Trust on behalf of the SSR Fund, as follows:

(a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the SSR Fund furnished to the BlackRock Fund by the SSR Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the SSR Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The BlackRock Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its BlackRock’s assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the BlackRock Fund, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, and the unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s Assets, the discharge of the BlackRock

Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of [            ], 2004, there were outstanding [            ] shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the BlackRock Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the BlackRock Fund’s transfer agent as provided in paragraph 3.4. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Trust has received notice at or prior to the Closing Date.

(l) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The BlackRock Fund Shares to be issued and delivered to the SSR Fund for the account of the SSR Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable, (except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(n) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE SSR FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund and SSR Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Selling Trust will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the SSR Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the SSR Fund are being correctly determined in accordance with the terms of this Agreement. The Selling Trust will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the SSR Fund and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Trust shall make available to the Acquiring Trust’s officers and agents all books and records of the Selling Trust relating to the SSR Fund.

5.4 ADDITIONAL INFORMATION. The SSR Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the SSR Fund’s shares.

5.5 CONTRACT TERMINATION. The SSR Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the SSR Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the SSR Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the SSR Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the SSR Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The SSR Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the SSR Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the SSR Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the SSR Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the SSR Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the SSR Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in prompt preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 LIABILITY INSURANCE. Effective on or prior to the Closing Date, for the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust shall provide, or cause to be provided, reasonable liability insurance covering the actions of the independent trustees of the Selling Trust for the period they served as such to substantially the same extent and with approximately the same deductible as in effect on the date hereof, or provide tail or runoff insurance with the same terms and limits as currently in effect; provided, however, that in no event shall the Acquiring Trust be required to expend in excess of 200% of the annual premium currently paid by the Selling Trust for its current policy of liability insurance; and provided further that if the premium of such insurance coverage exceeds such amount, the Acquiring Trust shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

5.11 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust nor the Selling Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the SSR Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.12 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Selling Trust and the SSR Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13 INTERIM ADVISORY CONTRACT. In the event that, prior to the Closing Date, a special shareholder meeting for the SSR Fund is duly convened but adjourned solely as a result of a failure of the requisite vote to be obtained because the quorum required therefor under the 1940 Act is not present at such meeting, the Selling

Trust shall use its reasonable best efforts to (a) cause the Selling Trust’s trustees to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the SSR Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the SSR Fund than the terms of the existing investment advisory contract with State Street Research & Management Company and (b) as promptly as practicable following the adjournment of such meeting, cause the Selling Trust’s board of trustees to take such action as may be necessary to re-convene a special meeting of the shareholders of the SSR Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such new investment advisory contract as contemplated by clause (a) above.

5.14 AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SSR FUND

The obligations of the SSR Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the SSR Fund a certificate executed in the SSR Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the SSR Fund and dated as of the Closing Date, to such effect and as to such other matters as the SSR Fund shall reasonably request. The SSR Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2 The Selling Trust shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c) The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Selling Trust constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f) Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the SSR Fund of all the obligations to be performed by the SSR Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the SSR Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The SSR Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the SSR Fund’s name by the Selling Trust’s President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

7.2 The SSR Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the SSR Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the SSR Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the SSR Fund shareholders all of the SSR Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The BlackRock Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the SSR Fund is a series thereof.

(c) The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Selling Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Acquiring Trust constitutes the valid and binding obligation of the Selling Trust, enforceable against the Selling Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust or the enforceability of the Agreement against the Selling Trust.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the SSR Fund, or sales loads of the SSR Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.6 The Selling Trust shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

BLACKROCK FUND AND SSR FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the SSR Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the SSR Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the SSR Fund in accordance with the provisions of the Selling Trust’s agreement and declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the SSR Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Selling Trust, the SSR Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Trust and the Selling Trust each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund followed by the distribution of BlackRock Fund Shares to the SSR Fund Shareholders in complete dissolution and liquidation of the SSR Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the BlackRock Fund and the SSR Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund;

(c) no gain or loss will be recognized by the SSR Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to SSR Fund Shareholders in exchange for such shareholders’ shares of the SSR Fund in liquidation of the SSR Fund;

(d) no gain or loss will be recognized by the SSR Fund Shareholders upon the exchange of their SSR Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e) the aggregate tax basis of BlackRock Fund Shares received by each SSR Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the SSR Fund shares exchanged therefor by such shareholder;

(f) the holding period of BlackRock Fund Shares to be received by each SSR Fund Shareholder pursuant to the Reorganization will include the period during which the SSR Fund shares exchanged therefor were held by such shareholder, provided such SSR Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the SSR Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each SSR Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the condition set forth in this paragraph 8.6.

8.7 The transactions contemplated under the Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among MetLife, Inc., Metropolitan Life Insurance Company, SSRM Holdings, Inc., BlackRock, Inc. and BlackRock Financial Management, Inc., dated August 25, 2004, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, SSRM Holdings, Inc. shall bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock, Inc. shall bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs. Notwithstanding the foregoing sentence, the reasonable out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statements and the solicitation of the related proxies for the SSR Fund, shall be borne equally between BlackRock, Inc., on the one hand, and SSRM Holdings, Inc., on the other.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the Selling Trust, on behalf of the SSR Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c) the termination of the Stock Purchase Agreement in accordance with its terms.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the BlackRock Fund, the SSR Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the SSR Fund Shareholders called by the SSR Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the SSR Fund Shareholders under this Agreement to the detriment of such SSR Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

13.6 It is expressly agreed that the obligations of the Selling Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the SSR Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the SSR Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the SSR Fund to satisfy the obligations of the SSR Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the SSR Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the SSR Fund as provided in the Selling Trust’s agreement and declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Richard S. Davis, President and Chief Executive Officer, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

BLACKROCK FUNDS

STATE STREET RESEARCH SECURITIES TRUST

FORM N-14

PART B

STATEMENT OF ADDITIONAL INFORMATION

November 10, 2004

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the State Street Research Large-Cap Analyst Fund (the “SSR Fund”), a series of State Street Research Securities Trust, a Massachusetts business trust, into the BlackRock Select Equity Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated November 10, 2004 (the “Combined Prospectus/Proxy Statement”) of the BlackRock Funds. As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, the SSR Fund, in exchange for shares of the BlackRock Fund. The SSR Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the SSR Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to State Street Research Securities Trust, One Financial Center, Boston, Massachusetts 02111, or by calling 1-877-773-8637.

1

I.	Additional Information about the BlackRock Fund and the SSR Fund	3

II.	Financial Statements	3

	a. Pro Forma BlackRock Fund Portfolio of Investments as of March 31, 2004	4

	b. Pro Forma BlackRock Fund Statement of Assets and Liabilities as of March 31, 2004	12

	c. Pro Forma BlackRock Fund Statement of Operations for the year ended March 31, 2004	14

III.	Notes to Pro Forma Financial Statements (Unaudited)	16

*	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE PRO FORMA FINANCIAL STATEMENTS AND SCHEDULES

2

I.	ADDITIONAL INFORMATION ABOUT THE BLACKROCK FUND AND THE SSR FUND

FOR THE BLACKROCK FUND: Incorporates by reference the Statement of Additional Information in the N-1A for the BlackRock Fund dated January 28, 2004, as supplemented October 27, 2004, as filed with the Securities and Exchange Commission.

FOR THE SSR FUND: Incorporates by reference the Statement of Additional Information in the N-1A for the SSR Fund dated September 1, 2004, as filed with the Securities and Exchange Commission.

II.	FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report of the BlackRock Fund for the year ended September 30, 2003, (ii) the Semi-annual Report of the BlackRock Fund for the six months ended March 31, 2004, and (iii) the Annual Report of the SSR Fund for the year ended April 30, 2004. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

Pro forma financial statements of the SSR Fund and BlackRock Fund are provided on the following pages.

3

BLACKROCK SELECT EQUITY PORTFOLIO

STATE STREET RESEARCH LARGE CAP ANALYST

PRO FORMA BLACKROCK FUND PORTFOLIO OF INVESTMENTS

MARCH 31, 2004

(UNAUDITED)

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Common Stocks	97.13%
Aerospace	0.10%
Northrop Grumman Corp.		0	$0	0	$0	9,000	$885,780	9,000	$885,780
United Technologies Corp.		0	0	0	0	8,600	742,180	8,600	742,180

			0		0		1,627,960		1,627,960
Banks	5.08%
Bank of America Corp.		9,900	801,701	315,300	25,532,994	22,000	1,781,560	347,200	28,116,255
Bank of New York, Inc.		17,200	541,799	0	0	0	0	17,200	541,799
Bank One Corp.		0	0	0	0	20,000	1,090,400	20,000	1,090,400
Fifth Third Bancorp		7,000	387,590	332,400	18,404,988	0	0	339,400	18,792,578
First Tennessee National Corp.		0	0	0	0	18,000	858,600	18,000	858,600
Greenpoint Financial Corp.		0	0	0	0	14,500	633,795	14,500	633,795
Huntington Bancshares, Inc.		0	0	0	0	23,000	510,370	23,000	510,370
J.P. Morgan Chase & Co., Inc.		19,570	820,961	0	0	21,000	880,950	40,570	1,701,911
National City Corp.		0	0	0	0	23,500	836,130	23,500	836,130
North Fork Bancorporation, Inc.		0	0	338,900	14,342,248	0	0	338,900	14,342,248
Wachovia Corp.		0	0	353,300	16,605,100	27,000	1,269,000	380,300	17,874,100
Wells Fargo & Co.		13,000	736,709	0	0	0	0	13,000	736,709

			3,288,760		74,885,330		7,860,805		86,034,895
Beverages & Bottling	1.36%
Coca-Cola Co.		11,900	598,570	375,200	18,872,560	0	0	387,100	19,471,130
Coca-Cola Enterprises, Inc.		0	0	0	0	34,000	821,780	34,000	821,780
PepsiAmericas, Inc.		0	0	0	0	33,000	673,860	33,000	673,860
PepsiCo, Inc.		15,810	851,368	0	0	22,000	1,184,700	37,810	2,036,068

			1,449,938		18,872,560		2,680,340		23,002,838
Broadcasting	1.63%
Comcast Corp.—Class A*		22,600	649,524	906,100	25,262,068	23,000	661,020	951,700	26,572,612
Cox Communications, Inc.—Class A*		14,800	467,680	0	0	0	0	14,800	467,680
Fox Entertainment Group, Inc.—Class A*		0	0	0	0	21,000	569,100	21,000	569,100

			1,117,204		25,262,068		1,230,120		27,609,392
Business Services	0.08%
Cendant Corp.		14,700	358,533	0	0	39,000	951,210	53,700	1,309,743

			358,533		0		951,210		1,309,743
Casinos/Gambling, Hotel/Motel	1.21%
International Game Technology		15,100	678,896	442,300	19,885,808	0	0	457,400	20,564,704

			678,896		19,885,808		0		20,564,704
Chemicals	0.61%
Air Prods & Chems Inc.		4,800	240,576	0	0	0	0	4,800	240,576
Dow Chemicals Co.		15,900	640,451	210,800	8,491,024	0	0	226,700	9,131,475
Engelhard Corp.		0	0	0	0	17,000	508,130	17,000	508,130
Forest Labs Inc.		5,500	393,910	0	0	0	0	5,500	393,910

			1,274,937		8,491,024		508,130		10,274,091

4

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Commercial Services	1.49%
Interactive Corp.*		35,100	1,108,809	762,000	24,071,580	0	0	797,100	25,180,389

			1,108,809		24,071,580		0		25,180,389
Computer—Memory	0.44%
EMC Corp.*		40,200	547,122	503,700	6,855,357	0	0	543,900	7,402,479

			547,122		6,855,357		0		7,402,479
Computer & Office Equipment	4.87%
Cisco Systems, Inc.*		41,900	985,487	1,352,800	31,817,856	49,700	1,168,944	1,444,400	33,972,287
Dell, Inc.*		0	0	657,500	22,105,150	0	0	657,500	22,105,150
Emulex Corp.		13,500	287,415	0	0	0	0	13,500	287,415
Hewlett-Packard Co.		16,200	370,008	933,706	21,325,845	54,300	1,240,212	1,004,206	22,936,065
International Business Machines Corp.		0	0	0	0	28,000	2,571,520	28,000	2,571,520
Lexmark International, Inc.*		0	0	0	0	8,000	736,000	8,000	736,000

			1,642,910		75,248,851		5,716,676		82,608,437
Computer Software & Services	3.33%
Checkfree Corp.*		0	0	0	0	25,000	736,500	25,000	736,500
Computer Sciences Corp.*		0	0	0	0	17,100	689,643	17,100	689,643
Microsoft Corp.		26,800	669,195	1,583,000	39,527,510	129,000	3,221,130	1,738,800	43,417,835
Oracle Corp.*		44,500	534,445	0	0	57,000	684,570	101,500	1,219,015
Symantec Corp.*		10,100	467,630	0	0	19,000	879,700	29,100	1,347,330
SAP Aktiengesellschaft Sponsored ADR		0	0	230,700	9,068,817	0	0	230,700	9,068,817

			1,671,270		48,596,327		6,211,543		56,479,140
Consulting Services	0.49%
Accenture Ltd. Bermuda*		0	0	335,500	8,320,400	0	0	335,500	8,320,400

			0		8,320,400		0		8,320,400
Consumer Electronics	1.00%
Yahoo, Inc.*		14,700	714,273	334,400	16,248,496	0	0	349,100	16,962,769

			714,273		16,248,496		0		16,962,769
Construction	0.03%
Centex Corp.		0	0	0	0	9,000	486,540	9,000	486,540

			0		0		486,540		486,540
Containers & Packaging	0.02%
Sealed Air Corp.*		5,500	273,515	0	0	0	0	5,500	273,515

			273,515		0		0		273,515
Drug & Grocery	0.06%
CVS Corp.		22,100	780,129	0	0	0	0	22,100	780,129
Clorox Co.		5,500	269,005	0	0	0	0	5,500	269,005

			1,049,134		0		0		1,049,134
Drugs & Biotechnology	3.12%
Baxter International, Inc.		0	0	518,500	16,016,465	0	0	518,500	16,016,465
Biogen IDEC, Inc.*		6,050	336,380	0	0	0	0	6,050	336,380
Charles River Laboratories International, Inc.*		9,400	402,790	0	0	0	0	9,400	402,790
Elan PLC ADR		30,800	635,096	0	0	0	0	30,800	635,096
Gilead Sciences, Inc.*		7,000	390,390	150,900	8,415,693	0	0	157,900	8,806,083
Novartis AG Sponsored ADR		24,400	1,039,439	601,800	25,636,680	0	0	626,200	26,676,119

			2,804,095		50,068,838		0		52,872,933

5

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Electronics	5.34%
Arrow Electronics, Inc.*		0	0	0	0	24,000	611,040	24,000	611,040
General Dynamics Corp.		0	0	204,000	18,223,320	0	0	204,000	18,223,320
General Electric Co.		30,700	936,963	1,131,600	34,536,432	88,000	2,685,760	1,250,300	38,159,155
Intel Corp.		33,200	903,039	1,101,000	29,947,200	37,700	1,025,440	1,171,900	31,875,679
Jabil Circuit, Inc.*		11,100	326,673	0	0	19,000	559,170	30,100	885,843
L-3 Communications Holdings, Inc.		0	0	0	0	11,500	684,020	11,500	684,020

			2,166,675		82,706,952		5,565,430		90,439,057
Electronic—Industrial	0.15%
Thermo Electron Corp.*		0	0	89,900	2,542,372	0	0	89,900	2,542,372

			0		2,542,372		0		2,542,372
Energy & Utilities	0.92%
Consol Energy, Inc.		6,800	182,240	0	0	0	0	6,800	182,240
Exelon Corp.*		6,500	447,655	0	0	14,000	964,180	20,500	1,411,835
Peabody Energy Corp.		3,700	172,087	249,700	11,613,547	0	0	253,400	11,785,634
PPL Corp.		0	0	0	0	24,000	1,094,400	24,000	1,094,400
TXU Corp.		0	0	0	0	37,000	1,060,420	37,000	1,060,420

			801,982		11,613,547		3,119,000		15,534,529
Entertainment & Leisure	3.36%
Directv Group, Inc.*		0	0	1,357,516	20,878,596	0	0	1,357,516	20,878,596
MGM Mirage*		0	0	0	0	13,000	589,420	13,000	589,420
The Walt Disney Co.		29,000	724,710	712,900	17,815,371	30,000	749,700	771,900	19,289,781
Time Warner, Inc.*		0	0	912,200	15,379,692	37,000	623,820	949,200	16,003,512
Univision Communications, Inc.—Class A*		6,800	224,468	0	0	0	0	6,800	224,468

			949,178		54,073,659		1,962,940		56,985,777
Finance	10.69%
AMBAC Financial Group, Inc.		7,100	523,838	177,900	13,125,462	0	0	185,000	13,649,300
American Express Co.		15,100	782,935	291,200	15,098,720	0	0	306,300	15,881,655
The Bear Stearns Cos., Inc.		0	0	0	0	6,000	526,080	6,000	526,080
Capital One Financial Corp.		0	0	0	0	9,000	678,870	9,000	678,870
Citigroup, Inc.		33,300	1,721,610	767,600	39,684,920	66,000	3,412,200	866,900	44,818,730
Countrywide Financial Corp.		0	0	113,100	10,846,290	7,533	722,415	120,633	11,568,705
Fannie Mae		7,600	565,060	213,300	15,858,855	0	0	220,900	16,423,915
Freddie Mac		6,900	407,514	0	0	15,000	885,900	21,900	1,293,414
The Goldman Sachs Group, Inc.		0	0	0	0	6,000	626,100	6,000	626,100
Hartford Financial Services Group		11,800	751,660	284,400	18,116,280	0	0	296,200	18,867,940
MBNA Corp.		11,500	317,745	0	0	27,000	746,010	38,500	1,063,755
Merrill Lynch & Co., Inc.		0	0	253,800	15,116,328	14,000	833,840	267,800	15,950,168
SLM Corp.		0	0	370,300	15,497,055	0	0	370,300	15,497,055
Willis Group Holdings Ltd.		14,800	550,560	640,931	23,842,633	0	0	655,731	24,393,193

			5,620,922		167,186,543		8,431,415		181,238,880
Financial Data Processing Services & Systems	0.03%
First Data Corp.		13,000	548,080	0	0	0	0	13,000	548,080

			548,080		0		0		548,080
Food & Agriculture	1.32%
Archer-Daniels-Midland Co.		0	0	0	0	34,000	573,580	34,000	573,580
Monsanto Co.		0	0	560,400	20,549,868	0	0	560,400	20,549,868
Supervalu, Inc.		0	0	0	0	18,000	549,720	18,000	549,720
Tyson Foods, Inc. —Class A		0	0	0	0	35,000	631,750	35,000	631,750

			0		20,549,868		1,755,050		22,304,918

6

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Food—Dairy Products	0.62%
Dean Foods Co.*		8,500	283,900	307,000	10,253,800	0	0	315,500	10,537,700

			283,900		10,253,800		0		10,537,700
Gas Pipelines	0.95%
EOG Resources, Inc.		10,300	472,667	340,100	15,607,189	0	0	350,400	16,079,856

			472,667		15,607,189		0		16,079,856
Industrial Products	1.45%
Agilent Technologies Inc.*		0	0	370,300	11,712,589	0	0	370,300	11,712,589
American Power Conversion Corp.		32,600	750,126	529,300	12,179,193	0	0	561,900	12,929,319

			750,126		23,891,782		0		24,641,908
Insurance	2.81%
ACE Ltd.		0	0	0	0	12,000	511,920	12,000	511,920
AFLAC, Inc.		8,000	321,120	0	0	0	0	8,000	321,120
American International Group, Inc.		15,100	1,077,385	567,851	40,516,169	29,000	2,069,150	611,951	43,662,704
John Hancock Financial Services, Inc.		0	0	0	0	11,000	480,590	11,000	480,590
Prudential Financial, Inc.		0	0	0	0	21,000	940,380	21,000	940,380
The Allstate Corp.		6,000	272,760	0	0	18,000	818,280	24,000	1,091,040
W.R. Berkley Corp.		0	0	0	0	14,500	578,260	14,500	578,260

			1,671,265		40,516,169		5,398,580		47,586,014
Integrated International	0.03%
Total SA Sponsored ADR		5,000	460,000	0	0	0	0	5,000	460,000

			460,000		0		0		460,000
Machinery & Heavy Equipment	0.09%
AGCO Corp.*		28,700	594,377	0	0	0	0	28,700	594,377
Deere & Co.		0	0	0	0	8,700	602,998	8,700	602,998
Eagle Materials, Inc.		0	0	0	0	217	12,770	217	12,770
Eagle Materials, Inc.—Class B		0	0	0	0	730	42,632	730	42,632
Illinois Tool Works, Inc.		3,300	261,459	0	0	0	0	3,300	261,459

			855,836		0		658,400		1,514,236
Manufacturing	3.99%
Brunswick Corp.*		0	0	0	0	20,000	816,599	20,000	816,599
Coach, Inc.*		7,100	291,029	0	0	0	0	7,100	291,029
Eaton Corp.		0	0	0	0	15,500	870,945	15,500	870,945
Energizer Holdings, Inc.*		0	0	0	0	17,000	793,730	17,000	793,730
Fortune Brands, Inc.		0	0	0	0	10,000	766,300	10,000	766,300
NIKE, Inc.—Class B		0	0	117,100	9,118,577	10,500	817,635	127,600	9,936,212
The Sherwin-Williams Co.		8,000	307,440	392,100	15,068,403	23,000	883,890	423,100	16,259,733
The Stanley Works		0	0	0	0	20,000	853,600	20,000	853,600
Tyco International Ltd.—ADR		0	0	1,240,400	35,537,460	54,000	1,547,100	1,294,400	37,084,560

			598,469		59,724,440		7,349,799		67,672,708
Medical & Medical Services	2.85%
Amgen, Inc.*		5,300	308,301	210,500	12,244,785	16,000	930,720	231,800	13,483,806
Anthem, Inc.*		0	0	0	0	9,000	815,760	9,000	815,760
Caremark RX, Inc.*		12,700	422,275	660,400	21,958,300	0	0	673,100	22,380,575
Medco Health Solutions, Inc.*		0	0	306,400	10,417,600	0	0	306,400	10,417,600
UnitedHealth Group, Inc.		0	0	0	0	13,000	837,720	13,000	837,720
Wellpoint Health Networks, Inc.—Class A*		2,700	307,044	0	0	0	0	2,700	307,044

			1,037,620		44,620,685		2,584,200		48,242,505
Medical Instruments & Supplies	2.07%
Beckman Coulter, Inc.		0	0	0	0	14,000	763,560	14,000	763,560
Becton, Dickinson & Co.		0	0	236,800	11,480,064	14,000	678,720	250,800	12,158,784
Boston Scientific Corp.*		0	0	0	0	18,000	762,840	18,000	762,840
Guidant Corp.		6,300	399,231	0	0	0	0	6,300	399,231
Johnson & Johnson		0	0	243,900	12,370,608	36,000	1,825,920	279,900	14,196,528
Medtronic, Inc.		12,100	577,775	131,000	6,255,250	0	0	143,100	6,833,025

			977,006		30,105,922		4,031,040		35,113,968

7

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Metal & Mining	1.71%
Alcoa, Inc.		0	0	0	0	16,000	555,040	16,000	555,040
Newmont Mining Corp.		0	0	611,380	28,508,649	0	0	611,380	28,508,649

			0		28,508,649		555,040		29,063,689
Miscellaneous Equipment	0.04%
Pentair, Inc.		12,700	749,300	0	0	0	0	12,700	749,300

			749,300		0		0		749,300
Motor Vehicles	0.06%
General Motors Corp.		0	0	0	0	9,000	423,900	9,000	423,900
Lear Corp.		0	0	0	0	8,600	532,856	8,600	532,856

			0		0		956,756		956,756
Multi-Sector	1.20%
Honeywell International, Inc.		17,700	599,145	0	0	0	0	17,700	599,145
ITT Industries, Inc.		7,300	557,209	250,600	19,128,298	0	0	257,900	19,685,507

			1,156,354		19,128,298		0		20,284,652
Oil & Gas	4.34%
Amerada Hess Corp.		0	0	0	0	8,700	567,936	8,700	567,936
ChevronTexaco Corp.		0	0	0	0	6,000	526,680	6,000	526,680
ConocoPhillips		0	0	0	0	25,000	1,745,250	25,000	1,745,250
Exxon Mobil Corp.		20,100	835,959	815,100	33,900,009	39,000	1,622,010	874,200	36,357,978
Newfield Exploration Co.*		0	0	184,800	8,857,464	17,000	814,810	201,800	9,672,274
Praxair, Inc.		0	0	627,200	23,281,665	12,000	445,440	639,200	23,727,105
Schlumberger Ltd.		0	0	0	0	15,000	957,750	15,000	957,750

			835,959		66,039,138		6,679,876		73,554,973
Oil Well Equipment & Services	1.03%
BJ Services Co.*		6,600	285,582	0	0	0	0	6,600	285,582
Burlington Res, Inc.		5,600	356,328	0	0	0	0	5,600	356,328
Nabors Industries Ltd.*		0	0	352,100	16,108,575	0	0	352,100	16,108,575
Patternson Utility Energy, Inc.*		7,500	265,575	0	0	0	0	7,500	265,575
Tom Brown, Inc.		13,200	496,320	0	0	0	0	13,200	496,320

			1,403,805		16,108,575		0		17,512,380
Paper & Forest Products	2.24%
Kimberly-Clark Corp.		0	0	0	0	13,000	820,300	13,000	820,300
Louisiana-Pacific Corp.		0	0	0	0	33,600	866,880	33,600	866,880
International Paper Co.		9,400	397,244	396,300	16,747,638	0	0	405,700	17,144,882
Weyerhaeuser Co.		0	0	293,400	19,217,700	0	0	293,400	19,217,700

			397,244		35,965,338		1,687,180		38,049,762
Pharmaceuticals	3.08%
Abbott Laboratories		0	0	0	0	18,000	739,800	18,000	739,800
Merck & Co., Inc.		0	0	0	0	41,000	1,811,790	41,000	1,811,790
Pfizer, Inc.		45,085	1,580,228	1,249,025	43,778,326	100,000	3,505,000	1,394,110	48,863,554
Watson Pharmaceuticals, Inc.*		0	0	0	0	20,000	855,800	20,000	855,800

			1,580,228		43,778,326		6,912,390		52,270,944
Production & Technology Equipment	1.00%
Applied Materials, Inc.*		28,100	600,777	0	0	0	0	28,100	600,777
Ingersoll Rand Co. Ltd.—Class A		4,200	284,130	0	0	0	0	4,200	284,130
Lam Research Corp.*		22,200	559,661	618,400	15,589,864	0	0	640,600	16,149,525

			1,444,568		15,589,864		0		17,034,432
Publishing & Printing	1.07%
The McGraw-Hill Cos., Inc.		0	0	0	0	11,000	837,540	11,000	837,540
News Corp. Ltd. ADR		7,200	259,056	474,900	17,086,902	0	0	482,100	17,345,958

			259,056		17,086,902		837,540		18,183,498

8

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Railroad & Shipping	0.09%
Burlington Northern Santa Fe Corp.		0	0	0	0	23,000	724,500	23,000	724,500
United Parcel Service, Inc.— Class B		0	0	0	0	11,000	768,240	11,000	768,240

			0		0		1,492,740		1,492,740
Real Estate	0.02%
Simon Property Group, Inc.		0	0	0	0	6,900	403,236	6,900	403,236

			0		0		403,236		403,236
Restaurants	1.80%
McDonald’s Corp.		0	0	1,028,600	29,387,102	29,000	828,530	1,057,600	30,215,632
Starbucks Corp.*		8,000	302,000	0	0	0	0	8,000	302,000

			302,000		29,387,102		828,530		30,517,632
Retail Merchandising	6.98%
Bed Bath & Beyond, Inc.*		12,600	526,175	226,400	9,454,464	0	0	239,000	9,980,639
Best Buy Co., Inc.		8,400	434,448	0	0	0	0	8,400	434,448
Borders Group, Inc.		0	0	0	0	37,000	878,380	37,000	878,380
Chicos Fas, Inc.		8,300	385,120	0	0	0	0	8,300	385,120
Costco Cos., Inc.*		0	0	0	0	15,000	563,400	15,000	563,400
Federated Department Stores, Inc.		7,500	405,375	0	0	17,000	918,850	24,500	1,324,225
Gap, Inc.		13,300	291,536	0	0	0	0	13,300	291,536
The Home Depot, Inc.		18,600	694,896	651,350	24,334,436	22,300	833,128	692,250	25,862,460
Limited Brands		0	0	0	0	44,700	894,000	44,700	894,000
Lowes Cos., Inc.		0	0	290,700	16,316,991	0	0	290,700	16,316,991
The May Department Stores Co.		0	0	0	0	16,000	553,280	16,000	553,280
Nordstrom, Inc.		6,800	271,320	224,700	8,965,530	20,000	798,000	251,500	10,034,850
Staples, Inc.		0	0	821,500	20,857,885	0	0	821,500	20,857,885
Target Corp.		0	0	634,000	28,555,360	0	0	634,000	28,555,360
Wal-Mart Stores, Inc.		0	0	0	0	22,000	1,313,180	22,000	1,313,180

			3,008,870		108,484,666		6,752,218		118,245,754
Securities Brokerage & Services	1.18%
Franklin Res, Inc.		0	0	151,550	8,438,304	0	0	151,550	8,438,304
Lehman Brothers Holdings, Inc.		3,500	290,045	130,800	10,839,396	0	0	134,300	11,129,441
Morgan Stanley		9,100	521,430	0	0	0	0	9,100	521,430

			811,475		19,277,700		0		20,089,175
Semi Compo-Intergrated Circuts	0.51%
Marvell Technology Group Ltd.		8,500	382,925	182,900	8,239,645	0	0	191,400	8,622,570

			382,925		8,239,645		0		8,622,570
Semiconductors & Related Devices	2.66%
Analog Devices, Inc.		0	0	528,100	25,354,081	0	0	528,100	25,354,081
Fairchild Semiconductor International, Inc.*		0	0	0	0	23,000	552,690	23,000	552,690
Linear Technology Corp.		14,200	525,684	0	0	0	0	14,200	525,684
LSI Logic Corp.*		0	0	0	0	72,000	672,480	72,000	672,480
Perkinelmer, Inc.		13,000	268,970	0	0	0	0	13,000	268,970
Sandisk Corp.		12,200	346,114	0	0	0	0	12,200	346,114
Taiwan Semiconductor Manufactoring Co. Ltd.		0	0	1,554,752	16,231,611	0	0	1,554,752	16,231,611
Texas Instruments, Inc.		0	0	0	0	37,500	1,095,750	37,500	1,095,750

			1,140,768		41,585,692		2,320,920		45,047,380

9

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value	Shares/ Par	Market Value
Semiconductor Equipment	0.71%
Teradyne, Inc.*		0	0	504,200	12,015,086	0	0	504,200	12,015,086

			0		12,015,086		0		12,015,086
Soaps & Cosmetics	1.77%
The Procter & Gamble Co.		9,700	1,017,336	269,700	28,286,136	7,000	734,160	286,400	30,037,632

			1,017,336		28,286,136		734,160		30,037,632
Telecommunications	3.58%
Alltel Corp.		5,000	249,450	0	0	0	0	5,000	249,450
BellSouth Corp.		0	0	0	0	30,000	830,700	30,000	830,700
Flextronics International Ltd.*		22,200	382,284	0	0	0	0	22,200	382,284
Nextel Communications, Inc.— Class A*		0	0	0	0	26,000	642,980	26,000	642,980
QUALCOMM, Inc.		5,300	352,026	174,300	11,577,006	15,000	996,300	194,600	12,925,332
Qwest Communications International, Inc.		59,000	254,290	0	0	0	0	59,000	254,290
SBC Communications, Inc.		18,600	456,444	0	0	0	0	18,600	456,444
Sprint Corp. (Fon Group)		0	0	0	0	31,000	571,330	31,000	571,330
Verizon Communications, Inc.		21,600	789,264	562,000	20,535,480	40,000	1,461,600	623,600	22,786,344
Vodafone Group PLC		0	0	902,000	21,557,800	0	0	902,000	21,557,800

			2,483,758		53,670,286		4,502,910		60,656,954
Tobacco	0.08%
Altria Group, Inc.		0	0	0	0	24,000	1,306,800	24,000	1,306,800

			0		0		1,306,800		1,306,800
Transportation	0.39%
Expeditors International WA, Inc.		0	0	148,000	5,844,520	0	0	148,000	5,844,520
Navistar International, Inc.*		5,400	247,590	0	0	0	0	5,400	247,590
Ryder Systems, Inc.		0	0	0	0	14,500	561,585	14,500	561,585

Total Common Stock & Equity Interest			247,590		5,844,520		561,585		6,653,695

SSR Large-Cap Analyst & SSR Investment Trust (Cost $46,103,732 & $1,133,115,355) BLK Select Equity (Cost $75,125,385)			52,394,358		1,489,195,490		104,661,059		1,646,250,907

10

	Pro Forma BlackRock Fund % of Market Value	SSR Large-Cap Analyst(1)		SSR Investment Trust		BlackRock Select Equity		Pro Forma BlackRock Fund
		Principal Amount in (000)	Market Value	Principal Amount in (000)	Market Value	Principal Amount in (000)	Market Value	Principal Amount in (000)	Market Value
Short Term Investments	2.87%
American Express Credit Corp. DTC
0.97% 04/01/2004		0	$0	11,720	$11,720,000	0	$0	11,720	$11,720,000
American Express Credit Corp. DTC
0.97% 04/06/2004		0	0	2,133	2,132,713	0	0	2,133	2,132,713
American Express Credit Corp. DTC
1.00% 04/06/2004		0	0	11,714	11,712,373	0	0	11,714	11,712,373
American Express Credit Corp. DTC
0.97% 04/02/2004		543	543,000	0	0	0	0	543	543,000
Canadian Imperial Bank Inter- national, Certificate of Deposit
1.04% 04/29/2004		0	0	0	0	487	486,545	487	486,545
Chase Manhattan Bank, Time Deposit
1.06% 04/01/2004		0	0	0	0	480	479,755	480	479,755
Dupont EI de Nemours & Co. Commercial Paper
1.00% 04/12/2004		0	0	5,186	5,184,415	0	0	5,186	5,184,415
Foreningssparbanken AB, Floating Rate Notes
1.05% 04/19/2004		0	0	0	0	419	418,516	419	418,516
Merrill Lynch Master Note, Floating Rate Notes
1.19% 04/01/2004		0	0	0	0	808	807,765	808	807,765
Merrill Lynch, Medium Term Notes
1.19% 04/01/2004		0	0	0	0	412	411,915	412	411,915
Morgan Stanley Dean Witter Discount DTC MMI Generic Cusip
1.02% 04/01/2004		0	0	6,913	6,913,000	0	0	6,913	6,913,000
Societe General, Floating Rate Notes
1.14% 04/01/2004		0	0	0	0	29	29,033	29	29,033
Svenska Handelsbank, Certificate of Deposit
1.39% 10/27/2004		0	0	0	0	435	434,863	435	434,863
Tannehill Capital, Asset Back Commercial Paper
1.04% 09/14/2004		0	0	0	0	835	835,165	835	835,165
Westdeutsche Landsbank Inter- national, Certificate of Deposit
1.50% 01/10/2005		0	0	0	0	247	246,514	247	246,514
Westdeutsche Landsbank Inter- national, Floating Rate Notes
1.06% 04/12/2004		0	0	0	0	1,068	1,068,279	1,068	1,068,279
Galileo Money Market Fund		0	0	0	0	2,017	2,016,642	2,017	2,016,642
Institutional Money Market Trust		0	0	0	0	3,283	3,282,756	3,283	3,282,756
Total Short Term Investments SSR Large-Cap Analyst & SSR Investment Trust (Cost $543,000 & $37,662,501) BLK Select Equity (Cost $10,517,748)			543,000		37,662,501		10,517,748		48,723,249

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE			$52,937,358		$1,526,857,991		$115,178,807		$1,694,974,156

TOTAL INVESTMENTS IN SECURITIES AT COST			$46,646,732		$1,170,777,856		$85,643,133		$1,303,067,721

*	Non-income producing security.
(1)	As of March 31, 2004, all of the securities listed above meet the BlackRock Fund’s investment criteria.

11

BLACKROCK SELECT EQUITY PORTFOLIO

STATE STREET RESEARCH LARGE CAP ANALYST

PRO FORMA BLACKROCK FUND STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

(UNAUDITED)

	SSR Large-Cap Analyst	SSR Investment Trust	BlackRock Select Equity	Pro Forma Adjustments	Pro Forma BlackRock Fund
ASSETS
Investments at value (Cost $46,646,732 & 1,170,777,856 & 85,643,133)	$52,937,358	$1,526,857,991	$115,178,807	$0	$1,694,974,156
Cash	250,940	171,361	0	0	422,301
Dividends receivable	34,737	1,126,774	124,839	0	1,286,350
Interest receivable	0	0	1,567	0	1,567
Investments sold receivable	178,670	0	3,672,912	0	3,851,582
Receivable from distributor	40,816	0	0	0	40,816
Capital shares sold receivable	25,415	268,114	17,445	0	310,974
Prepaid expenses	0	0	34,088	0	34,088
Futures margin receivable	0	0	52	0	52
Other assets	24,347	18,175	0	0	42,522

TOTAL ASSETS	53,492,283	1,528,442,415	119,029,710	0	1,700,964,408

LIABILITIES
Payable upon return of securities loaned	0	0	8,501,106	0	8,501,106
Investments purchased payable	130,657	13,577,836	3,688,923	0	17,397,416
Capital shares redeemed payable	23,070	1,386,701	618,370	0	2,028,141
Distributions payable	0	1,046,495	0	0	1,046,495
Advisory fees payable(6)	29,983	725,805	26,303	0	782,091
Administrative fees payable(9)	3,201	11,600	20,704	0	35,505
Transfer agent fees payable(7)	76,875	1,427,460	10,835	0	1,515,170
Custodian fees payable(7)	0	0	9,153	0	9,153
Distribution fees payable(8)	0	0	15,961	0	15,961
Other accrued expenses payable	102,918	512,487	61,115	0	676,520
Foreign taxes payable	0	3,310	0	0	3,310
Futures margin payable	0	0	2,100	0	2,100
Futures sold payable	0	0	203	0	203

TOTAL LIABILITIES	366,704	18,691,694	12,954,773	0	32,013,171

NET ASSETS	$53,125,579	$1,509,750,721	$106,074,937	$0	$1,668,951,237

12

	SSR Large-Cap Analyst	SSR Investment Trust	BlackRock Select Equity	Pro Forma Adjustments		Pro Forma BlackRock Fund
ANALYSIS OF NET ASSETS
Accumulated paid in capital	$55,653,067	$1,557,984,751	$175,944,877	$0		$1,789,582,695
Accumulated net investment income	163,189	1,020,339	265,197	0		1,448,725
Accumulated net realized loss on investments	(8,981,303)	(405,334,504)	(99,698,312)	0		(514,014,119)
Unrealized appreciation/(depreciation) on investments	6,290,626	356,080,135	29,563,175	0		391,933,936

NET ASSETS	$53,125,579	$1,509,750,721	$106,074,937	$0		$1,668,951,237

OUTSTANDING SHARES:
Institutional Class	0	0	5,015,996	46,317,019	(1)	51,333,015
Service Class	0	0	151,653	0		151,653
Investor A Class	3,131,689	46,815,158	1,682,710	9,834,878	(2)(3)	61,464,435
Investor B Class	844,459	24,975,675	2,012,422	(1,393,332	)(3)(4)	26,439,224
Investor B(1) Class	741,306	30,394,944	0	(31,136,250	)(4)	0
Investor C Class	113,152	3,356,599	171,493	(736,861	)(5)	2,904,383
Investor S Class	177,959	58,400,259	0	(58,578,218	)(1)	0
NET ASSET VALUE PER SHARE:
Institutional Class	$0.00	$0.00	$11.90			$11.90
Service Class	$0.00	$0.00	$11.94			$11.94
Investor A Class	$10.71	$9.28	$11.78			$11.78
Maximum Offering Price Investor A Class*	$11.36	$9.85	$12.34			$12.50
Investor B Class	$10.54	$9.11	$11.32			$11.32
Investor B(1) Class	$10.23	$8.85	$0.00			$0.00
Investor C Class	$10.26	$8.88	$11.33			$11.33
Investor S Class	$10.85	$9.40	$0.00			$0.00

*	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These numbers present the historical performance data for Investor A shares as adjusted by the higher sales charge. The table assumes reinvestment of dividends and distributions.
(1)	Transfer of Class S shares of the SSR Fund and SSR Investment Trust into Institutional class of the BlackRock Fund plus shares adjustment for difference in NAV/share.
(2)	Transfer of Class A shares of the SSR Fund and SSR Investment Trust into Investor A class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(3)	Transfer of Class B shares of the SSR Fund and SSR Investment Trust into Investor A class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(4)	Transfer of Class B(1) shares of the SSR Fund and SSR Investment Trust into Investor B class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(5)	Transfer of Class C shares of the SSR Fund and SSR Investment Trust into Investor C class of the BlackRock Fund plus shares adjustment for differences in NAV/share.
(6)	Payable to BlackRock for advisory services.
(7)	Payables to PFPC are for custody and transfer agent services.
(8)	Payable to PNC Bank affiliates are for distribution and sales support services.
(9)	Payable to PFPC/BlackRock for accounting and administration services.

13

BLACKROCK SELECT EQUITY PORTFOLIO

STATE STREET RESEARCH LARGE CAP ANALYST

PRO FORMA BLACKROCK FUND STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

(UNAUDITED)

	SSR Large-Cap Analyst	SSR Investment Trust	BlackRock Select Equity	Pro Forma Adjustments		Pro Forma BlackRock Fund
Investment Income
Interest	$34,747	$316,097	$7,365	$0		$358,209
Securities lending income	0	0	8,679	0		8,679
Dividends	594,006	19,396,540	1,822,210	0		21,812,756

Total investment income	628,753	19,712,637	1,838,254	0		22,179,644

Expenses:
Investment advisory fee	285,617	7,334,177	626,360	341,719	(1)	8,587,873
Administration fee	89,516	90,172	96,801	924,935	(1)	1,201,424
Administration fee—class specific	0	0	165,150	2,150,422	(1)	2,315,572
Custodian fee	89,256	457,206	64,533	(471,866	)(1)	139,129
Transfer agent fee	192,830	5,115,425	55,307	(2,060,729	)(1)	3,302,833
Transfer agent fee—class specific	0	0	54,343	(54,343	)(2)	0
Shareholder servicing fees—Investor A class	66,319	995,588	52,380	640,853	(3)	1,755,140
Shareholder servicing fees—Investor B class	6,712	0	54,736	646,352	(3)	707,800
Shareholder servicing fees—Investor B(1) class	15,666	638,568	0	(654,234	)(3)	0
Shareholder servicing fees—Investor C class	165	76,170	4,818	2,048	(3)	83,201
Shareholder servicing fees—Service class	0	0	3,095	2,056	(3)	5,151
Shareholder processing fees—Investor A class	0	0	31,427	(31,427	)(4)	0
Shareholder processing fees—Investor B class	0	0	32,842	(32,842	)(4)	0
Shareholder processing fees—Investor C class	0	0	2,891	(2,891	)(4)	0
Shareholder processing fees—Service class	0	0	3,095	(3,095	)(4)	0
Distribution fees—Investor A class	13,265	199,118	20,952	468,721	(5)	702,056
Distribution fees—Investor B class	0	0	164,211	1,959,190	(5)	2,123,401
Distribution fees—Investor B(1) class	46,997	1,915,706	0	(1,962,703	)(5)	0
Distribution fees—Investor C class	2,730	228,508	14,455	3,909	(5)	249,602
Legal and audit	47,178	36,162	4,415	28,083	(6)	115,838
Printing	80,574	97,690	26,532	317,228	(6)	522,024
Registration fees and expenses	56,925	82,150	22,341	(114,688	)(7)	46,728
Trustees’ fees	21,864	64,090	(1,972)	(53,400	)(8)	30,582
Other	7,779	69,100	13,409	(14,746	)(7)	75,542

Total expenses	1,023,393	17,399,830	1,512,121	2,028,552		21,963,896

Less investment advisory and administration fees waived	0	0	(181,485)	(1,437,162	)(9)	(1,618,647)
Less distribution fees waived/reimbursed —Investor class A	(121,362)	(1,000,000)	(20,236)	439,542	(9)	(702,056)
Expenses borne by the Distributor	(429,235)	0	0	429,235	(9)	0
Fees paid indirectly	(2,685)	(153,779)	0	156,464	(10)	0

Net expenses	470,111	16,246,051	1,310,400	1,616,631		19,643,193

Net investment income	158,642	3,466,586	527,854	(1,616,631)		2,536,451

14

	SSR Large-Cap Analyst	SSR Investment Trust	BlackRock Select Equity	Pro Forma Adjustments	Pro Forma BlackRock Fund
Realized and unrealized gain on investment:
Net realized gain from:
Investment transactions (net of foreign taxes)	5,759,510	175,143,750	24,213,553	0	205,116,813
Futures and options contracts	0	0	530,788	0	530,788
Net increase from payment by affiliate	0	10,814	0	0	10,814

	5,759,510	175,154,564	24,744,341	0	205,658,415

Change in unrealized appreciation (depreciation) from:
Investments (net of foreign taxes)	7,239,446	240,492,053	11,100,244	0	258,831,743
Futures and options contracts	0	0	58,100	0	58,100

	7,239,446	240,492,053	11,158,344	0	258,889,843

Net gain on investments and foreign currency transactions	12,998,956	415,646,617	35,902,685	0	464,548,258

Net increase in net assets resulting from operations	$13,157,598	$419,113,203	$36,430,539	$(1,616,631)	$467,084,709

(1)	Based on contract in effect for the surviving fund.
(2)	Decrease is due to a change in the surviving fund’s contractual arrangement.
(3)	Adjustment due to shareholder fee arrangement in place for the surviving fund.
(4)	Decrease due to the elimination of the shareholder processing fee arrangement for the surviving fund.
(5)	Adjustment due to distribution fee arrangement of the surviving fund.
(6)	Adjustment based on legal, audit and printing arrangements of the surviving fund.
(7)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.
(8)	Adjustment based on director compensation plan for the surviving fund.
(9)	Based on fee waiver/reimbursement agreement in effect for the surviving fund.
(10)	Credit arrangement with the transfer agent will be eliminated after the merger.

15

III. NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Basis of Combination:

The Board of Trustees of the State Street Research Equity Trust, at meetings held on August 23, 2004 and September 21, 22 and 28, 2004 and the Board of Trustees of the BlackRock Funds, at a meeting held on September 10, 2004 each approved their respective funds entering into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of State Street Research Large-Cap Analyst Fund (the “SSR Fund”), a series of the State Street Research Securities Trust, the Funds will transfer all of their assets, subject to its liabilities, to the BlackRock Select Equity Portfolio (the “BlackRock Fund”), a series of the BlackRock Funds, in exchange for a number of shares of the BlackRock Fund equal in value to the net assets of the Fund (the “Exchange”). If the Exchange is consummated, shares of the BlackRock Fund then will be distributed to the SSR Fund shareholders on a pro rata basis in liquidation of the SSR Fund.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments, and statement of assets and liabilities reflect the financial position of the BlackRock Fund and the SSR Fund at March 31, 2004. The unaudited pro forma statement of operations reflects the results of operations of the BlackRock Fund and the SSR Fund for the twelve months ended March 31, 2004. These statements have been derived from the books and records of the BlackRock Fund and the SSR Fund utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are April 30 and December 31, respectively, for the SSR Fund and September 30 for the BlackRock Fund.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the BlackRock Fund and the SSR Fund included or incorporated by reference in their respective Statements of Additional Information. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on March 31, 2004. Following the Exchange, the BlackRock Fund will be the accounting survivor.

All costs with respect to the Exchange will be borne by BlackRock Inc. and SSRM Holdings, Inc.

NOTE 2—Fund Valuation:

NAV is calculated separately for each class of shares of the BlackRock Fund at the close of regular trading hours on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time).

Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as

16

quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund’s Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund’s Board of Trustees determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund’s Board of Trustees. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund’s Board of Trustees.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Fund that would have been issued at March 31, 2004 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of SSR Fund, as of March 31, 2004, divided by the net asset value per share of the shares of BlackRock Fund as of March 31, 2004. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2004:

Class of Shares	Shares of BlackRock Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Institutional	5,015,996	46,317,019	51,333,015
Service	151,653	0	151,653
Investor A	1,682,710	59,781,725	61,464,435
Investor B	2,012,422	24,426,802	26,439,224
Investor C	171,493	2,732,890	2,904,383

NOTE 4—Pro Forma Operating Expenses:

The pro forma statement of operations for the 12 month period ending March 31, 2004, as adjusted, giving effect to the Exchange reflects changes in expenses of the BlackRock Fund as if the Exchange was consummated on April 1, 2003. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

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NOTE 5—Federal Income Taxes:

The BlackRock Fund and the SSR Fund each have elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchange is consummated, the BlackRock Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the SSR Fund will make any required income or capital gain distributions prior to consummation of this Exchange, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The BlackRock Fund will succeed to the capital loss carryforwards of the SSR Fund, which will be subject to the limitations described below. Both the BlackRock Fund and the SSR Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the SSR Fund will undergo an “ownership change” for tax purposes (because the SSR Fund is significantly smaller than the BlackRock Fund), and accordingly, the capital loss carryforwards of the SSR Fund (and certain “built-in losses”) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the SSR Fund immediately prior to the ownership change and a rate established by the IRS for January, 2005, which is the month of the Closing Date (for example, such rate is 4.51% for November, 2004)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. BlackRock Fund’s capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

The identified cost of investments for the BlackRock Fund and the SSR Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

18

PART C

OTHER INFORMATION

ITEM 15.	INDEMNIFICATION

Indemnification of BlackRock Funds’ principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of BlackRock Funds’ Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 22 of the Custodian Agreement filed herewith as Exhibit 9(a), Section 17 of the Transfer Agency Agreement filed herewith as Exhibit 13(b) and Section 11 of the Administration Agreement filed herewith as Exhibit 13(a). BlackRock Fund intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the BlackRock Fund’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the BlackRock Funds’ Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of BlackRock Funds. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not

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because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

ITEM 16.	EXHIBITS

Ex. Number	Description
(1)(a)	Declaration of Trust of BlackRock Funds dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(b)	Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(c)	Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to BlackRock Funds’ Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996

(e)	Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(2)	Amended and Restated Code of Regulations of BlackRock Funds is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(3)	None

(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix C to Proxy Statement/Prospectus

(5)	Sections V, VIII and IX of BlackRock Funds’ Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998; Article II of BlackRock Funds’ Code of Regulations is incorporated herein by reference to Exhibit (2) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(6)(a)	Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to BlackRock Funds’ Registration Statement on Form N-1A filed on May 30, 1996

(b)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

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Ex. Number	Description
(c)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Financial Management, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ff) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(7)(a)	Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 29, 2001

(b)	Form of Appendix A to Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(8)	None

(9)(a)	Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Sub-Custodian Agreement dated April 27, 1992 among BlackRock Funds, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(c)	Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)	Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(e)	Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(f)	Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 1997

(10)(a)	Amended and Restated Distribution and Service Plan dated September 10, 2004 of BlackRock Funds is incorporated herein by reference to Exhibit 13(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)	Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System dated September 10, 2004 of BlackRock Funds is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, filed herewith

(12)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters*

(13)(a)	Amended and Restated Administration Agreement dated February 10, 2004 among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

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Ex. Number	Description
(b)	Amended and Restated Transfer Agency Agreement dated February 10, 2004 between BlackRock Funds and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(c)	Share Acquisition Agreement dated April 29, 1998 by and among BlackRock Funds and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to BlackRock Funds’ Registration Statement on Form N-1A filed on April 29, 1998

(14)(a)	Consent of PricewaterhouseCoopers LLP, filed herewith

(b)	Consent of Deloitte & Touche LLP, filed herewith

(15)	None

(16)(a)	Power of Attorney of David R. Wilmerding, Jr. dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(b)	Power of Attorney of Robert M. Hernandez dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(c)	Power of Attorney of Laurence D. Fink dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-lA filed on September 27, 2004

(d)	Power of Attorney of Stuart E. Eizenstat dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(e)	Power of Attorney of Dr. Matina Horner dated September 10, 2004 is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 84 to BlackRock Funds’ Registration Statement on Form N-1A filed on September 27, 2004

(17)	Form of Proxy Ballot is incorporated herein by reference to Exhibit 17 of Registrant’s Registration Statement on Form N-14 filed on October 1, 2004

*	To be filed by amendment

ITEM 17.	UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion, but in any event no later than one business day after consummation of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 8th day of November, 2004.

BLACKROCK FUNDSSM

By:	/S/ LAURENCE D. FINK
Laurence D. Fink President (Principal Executive Officer)

By:	/S/ PAUL AUDET
Paul Audet Treasurer (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date

*STUART E. EIZENSTAT (Stuart E. Eizenstat)	Trustee	November 8, 2004

*LAURENCE D. FINK (Laurence D. Fink)	Trustee and President	November 8, 2004

*ROBERT M. HERNANDEZ (Robert M. Hernandez)	Trustee	November 8, 2004

*DR. MATINA HORNER (Dr. Matina Horner)	Trustee	November 8, 2004

*DAVID R. WILMERDING, JR. (David R. Wilmerding, Jr.)	Trustee and Chairman of the Board	November 8, 2004

*By:	/S/ ANNE ACKERLEY Anne Ackerley, Attorney-in-fact

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SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

(11)	Opinion and Consent of counsel—Skadden, Arps, Slate, Meagher & Flom LLP

(14)(a)	Consent of PricewaterhouseCoopers LLP

(b)	Consent of Deloitte & Touche LLP